                                                                    EXHIBIT 10.8



                               VILLAGE OF SKOKIE

                              NON-EXCLUSIVE, 1998

                     CABLE TELEVISION FRANCHISE AGREEMENT

                                     WITH

                    21ST CENTURY CABLE TV OF ILLINOIS, INC.


                               TABLE OF CONTENTS
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


1  DEFINITIONS......................................................   2
              1.1  In General.......................................   2
              1.2  Additional Insureds..............................   2
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              1.3  Affiliate and Affiliated.........................   2
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              1.4  Authorized Area..................................   2
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              1.5  Cable Gross Revenues.............................   2
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              1.6  Cable Services...................................   4
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              1.7  Cable System or System...........................   4
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              1.8  Cable Television Business........................   5
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              1.9  Capital Facilities...............................   5
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             1.10  Company..........................................   5
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             1.11  Construction.....................................   5
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             1.12  Control..........................................   5
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             1.13  Drop.............................................   5
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             1.14  Effective Date...................................   5
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             1.15  EG Channels......................................   5
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             1.16  Emergency Alert System...........................   5
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             1.17  Event of Default.................................   5
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             1.18  FCC..............................................   5
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             1.19  Franchise or Franchise Agreement.................   5
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             1.20  Indemnitees......................................   5
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             1.21  I-NET User.......................................   5
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             1.22  Institutional Network or I-NET...................   5
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             1.23  Institutional Network Services...................   6
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             1.24  JULIE............................................   6
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             1.25  Local Off Air Channels...........................   6
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             1.26  Municipality.....................................   6
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             1.27  Municipal Charter................................   6
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             1.28  Municipal Code...................................   6
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             1.29  Normal Operating Conditions......................   6
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             1.30  PEG Channels.....................................   6
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             1.31  Public Ways......................................   6
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             1.32  School Systems...................................   7
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             1.33  Service Interruption.............................   7
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             1.34  Telecommunications Service.......................   7
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             1.35  Telecommunications System........................   7
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             1.36  Term.............................................   7
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             1.37  Uncured Event of Default.........................   7
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             1.38  User.............................................   7
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             1.39  Video Programming................................   7
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             1.40  Village Board....................................   7
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             1.41  Village Manager or Manager.......................   7
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2  GRANT OF RIGHTS                                                     7
              2.1  Permission/Franchise Agreement...................   7
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              2.2  Institutional Network/Capital Facilities.........   8
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              2.3  Additional Services..............................   8
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              2.4  Lease or Use of Facilities; Overlashing..........   8
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              2.5  No Priority......................................   8
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              2.6  Municipality's Rights In Public Ways.............   8
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              2.7  Emergencies......................................   9
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              2.8  Backup Power.....................................   9
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              2.9  Compliance With Law..............................   9
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             2.10  Maintenance and Repair...........................  10
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             2.11  Other Permits....................................  10
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             2.12  Permits -Coordination............................  10
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
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
             2.13  Right of Condemnation Reserved...................  10
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             2.14  Fees.............................................  10
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             2.15  Identification...................................  10
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3  PUBLIC WAYS AND CONSTRUCTION.....................................  11
              3.1  No Burden on Public Rights-of-Way................  11
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              3.2  Relocation of the Systems........................  11
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              3.3  Weather..........................................  11
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              3.4  Restoration of Property..........................  11
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              3.5  Barriers.........................................   1
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              3.6  Traffic Control..................................  12
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              3.7  Minimum Interference.............................  12
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              3.8  Map Accuracy.....................................  12
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              3.9  Tree Trimming....................................  12
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             3.10  Trees and Landscaping............................  12
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             3.11  Quality Control/Inspections......................  13
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             3.12  Easement Usage...................................  13
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             3.13  Construction-General.............................  13
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             3.14  Construction Schedule............................  14
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             3.15  Liquidated Damages...............................  15
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             3.16  Construction Bond................................  15
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             3.17  Emergency Notification...........................  15
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             3.18  Right of Inspection..............................  15
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             3.19  Notice of Construction to Municipality...........  16
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             3.20  Notice of Construction-Residents.................  16
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             3.21  Utility Crowding.................................  16
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             3.22  Removal of Obsolete Facilities/Cooperation.......  16
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             3.23  Premises Served..................................  16
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             3.24  New Developments.................................  17
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             3.25  Preventive Maintenance...........................  17
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             3.26  Parallel Installation............................  17
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             3.27  Identification...................................  17
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             3.28  Ownership of Installed Cable.....................  17
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             3.29  Easements........................................  17
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             3.30  Joint Use by Municipality........................  17
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             3.31  Compliance with Law..............................  17
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             3.32  Poles............................................  18
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             3.33  Underground Facilities...........................  18
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             3.34  Underground Street Crossing......................  18
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             3.35  Temporary Relocation.............................  18
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             3.36  Pavement Cut Coordination/Additional Fees........  18
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             3.37  Vacation.........................................  19
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             3.38  As-Builts/Location of Facilities.................  19
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             3.39  JULIE............................................  20
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             3.40  Discontinuance and Removal of the Systems........  20
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             3.41  Failure to Discontinue Service...................  21
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


4  CABLE SERVICE....................................................  21
              4.1  Programming Services.............................  21
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              4.2  First Amendment..................................  21
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              4.3  Cable System Description.........................  21
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              4.4  Service Provided.................................  22
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              4.5  Access to Service................................  22
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              4.6  Universal Service................................  22
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              4.7  Drops............................................  22
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              4.8  Free Service.....................................  23
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              4.9  Continuity of Service............................  23
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             4.10  Interconnection..................................  24
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             4.11  Emergency Alert System...........................  24
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5  CABLE CUSTOMER SERVICE...........................................  25
              5.1  Customer Service Standards.......................  25
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              5.2  Reservation......................................  25
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              5.3  Undergrounding...................................  25
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              5.4  Lockout Device...................................  25
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              5.5  Blocking.........................................  26
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              5.6  Pay Per View.....................................  26
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              5.7  Notification.....................................  26
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              5.8  Notice of Changes................................  27
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              5.9  Program Guide....................................  27
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             5.10  Converters.......................................  27
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             5.11  Negative Options.................................  27
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             5.12  Telephone Service................................  27
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             5.13  Office/Home Delivery-Pick Up.....................  28
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             5.14  Installation Standards...........................  28
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             5.15  Installations/Service Calls......................  28
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             5.16  Service Call Charges.............................  30
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             5.17  Service Interruptions............................  30
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             5.18  PEG Signal Quality...............................  31
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             5.19  Log of Complaints................................  31
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             5.20  Payment Options..................................  31
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             5.21  Bills............................................  31
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             5.22  Refunds..........................................  32
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             5.23  Credits..........................................  32
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             5.24  Late Payment for Cable Service...................  32
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             5.25  Disconnection....................................  33
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             5.26  Privacy and Monitoring...........................  34
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             5.27  Subscriber Information...........................  34
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             5.28  Truth In Advertising.............................  34
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             5.29  Complaints Referred by Municipality..............  34
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             5.30  Reports..........................................  34
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             5.31  FCC Technical Standards..........................  34
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


6  CABLE SYSTEM ACCESS..............................................  35
              6.1  PEG Channels Generally...........................  35
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              6.2  Number of PEG Channels...........................  36
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              6.3  PEG Channels.....................................  37
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              6.4  Signal Input Points..............................  37
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              6.5  Obligation to Provide Capital Facilities.........  38
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              6.6  Capital Facilities For PEG Channels and I-NET....  39
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              6.7  Encouragement of Public Access Cablecasting......  39
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              6.8  Publicity........................................  40
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              6.9  Educational Services.............................  40
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             6.10  Leased Access....................................  40
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             6.11  Cost Borne by Company............................  40
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7  INDEMNITY AND INSURANCE..........................................  41
              7.1  Disclaimer of Liability..........................  41
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              7.2  Indemnification..................................  41
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              7.3  Assumption of Risk...............................  43
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              7.4  Defense of Indemnitees...........................  43
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              7.5  Notice, Cooperation and Expenses.................  43
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              7.6  Insurance........................................  43
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              7.7  Named Insureds...................................  45
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              7.8  Evidence of Insurance............................  45
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              7.9  Cancellation of Policies of Insurance............  45
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             7.10  Insurance Companies..............................  45
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             7.11  Deductibles......................................  45
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             7.12  Contractors......................................  46
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             7.13  Insurance Primary................................  46
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             7.14  Review of Limits.................................  46
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8  FEES AND PAYMENTS................................................  46
              8.1  Franchise Agreement Fee..........................  46
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              8.2  Affirmation......................................  47
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              8.3  Audit............................................  47
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              8.4  Acceptance Fee...................................  47
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              8.5  Permits and Quality Assurance Inspections........  47
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              8.6  Interest.........................................  48
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9  CABLE RATES AND REGULATION.......................................  49
              9.1  Rates............................................  49
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              9.2  Regulation.......................................  49
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              9.3  Uniformity.......................................  49
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              9.4  Notice of Certain Costs..........................  49
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10  TERM............................................................  49
             10.1  Term.............................................  49
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
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
             10.2  Extension........................................  49
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             10.3  Termination......................................  50
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             10.4  Performance Evaluation Sessions..................  50
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11  TRANSFERS, OWNERSHIP AND CONTROL................................  50
             11.1  Operation of Cable System........................  50
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             11.2  Franchise Agreement Transfers....................  51
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             11.3  Transfer of Ownership or Control.................  51
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             11.4  Ownership, Encumbrances..........................  52
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             11.5  Applications for Consent/Procedure/Restrictions..  52
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12  DEFAULTS........................................................  53
             12.1  Event of Default.................................  53
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             12.2  Uncured Events of Default........................  54
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               13  REMEDIES.........................................  54
             13.1  Remedies.........................................  54
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             13.2  Security Fund....................................  55
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             13.3  Remedies Not Exclusive...........................  56
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             13.4  Liquidated Damages -Construction Delays..........  56
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             13.5  Liquidated Damages -Customer Service.............  57
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             13.6  Liquidated Damages -General......................  57
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             13.7  Liquidated Damages Procedure.....................  58
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14  PROVISION OF INFORMATION........................................  58
             14.1  Filings..........................................  58
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             14.2  Books and Records................................  59
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             14.3  Reports..........................................  59
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15  GENERAL.........................................................  59
             15.1  Entire Agreement.................................  59
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             15.2  Recitals.........................................  59
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             15.3  Taxes............................................  59
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             15.4  State-of-the-Art.................................  60
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             15.5  Covenants/Agreement..............................  60
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             15.6  Notices..........................................  61
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             15.7  Conferences......................................  62
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             15.8  Governing Law....................................  62
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             15.9  No Inducement....................................  63
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            15.10  Non-Discrimination...............................  63
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            15.11  Franchise Agreement Accepted.....................  63
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            15.12  Waiver Filings...................................  63
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            15.13  Guarantee of Parent..............................  63
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            15.14  No Liability.....................................  63
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            15.15  Waiver of Compliance.............................  63
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            15.16  Independent Contractor Relationship..............  64
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

            15.17  Diligent Prosecution.............................  64
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            15.18  Severability.....................................  64
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            15.19  Specific Rights Reserved by Municipality.........  64
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            15.20  General Reserved Rights..........................  65
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            15.21  Misleading Statements............................  66
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            15.22  Conduct of Hearings..............................  66
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            15.23  Execution/Copies.................................  66
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            15.24  Authority........................................  67
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            15.25  Effective Date...................................  67
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

                                 EXHIBITS

EXHIBIT A:  CABLE GROSS REVENUES AGREEMENT
EXHIBIT B:  INSTITUTIONAL NETWORK SPECIFICATION
EXHIBIT C:  CABLE SYSTEM DESCRIPTION
EXHIBIT D:  MUNICIPAL AND SCHOOL LOCATIONS
EXHIBIT E:  EMERGENCY ALERT SYSTEM SPECIFICATION
EXHIBIT F:  SIGNAL AND REMOTE SIGNAL INPUT POINTS
EXHIBIT G:  EVIDENCE OF INSURANCE
EXHIBIT H:  FORM OF FRANCHISE AGREEMENT FEE REPORT

     THIS FRANCHISE AGREEMENT made and entered into as of the 16th day of March, 1998 by and between the VILLAGE OF SKOKIE, a municipal corporation duly organized under the laws of the State of Illinois (hereinafter called "Municipality") and 21ST CENTURY CABLE TV OF ILLINOIS, INC., (hereinafter called "Company") an Illinois corporation with its principal place of business at 350
N. Orleans St., 6th Floor, Chicago, Illinois 60654.

                                   WITNESSETH
                                   ----------

     WHEREAS, the Village of Skokie has always desired competition in cable services and has always been authorized under applicable law to award multiple non-exclusive cable franchise agreements; and

     WHEREAS, to date there has been one cable service provider in the Village of Skokie; and

     WHEREAS, Company wishes to provide cable service in the Village of Skokie and has requested a franchise agreement in order to do same; and

     WHEREAS, pursuant to Sections 5/11-42-11(e)(1) and (e)(2) of the Illinois Municipal Code, 65 ILCS 5/11-42-11, the Village of Skokie has given the required notice and conducted the public hearing; and

     WHEREAS, Village of Skokie has determined that there is a public need for this additional cable television franchise and operator after considering the capacity of the public rights-of-way to accommodate Company's additional cable television system and services, the potential disruption to existing users of the public rights-of-way to be used by Company to complete construction of its system and to provide service within the Village of Skokie, the long term economic impact of Company's cable television system within the Village of Skokie, Company's request to provide service, the terms of this Franchise Agreement, the beneficial effects of providing needed competition in cable services in the Village of Skokie and the extent to which the granting of this Franchise Agreement will assist in meeting the cable related needs and interests of the Village of Skokie and its residents, including providing a portion of the funding necessary for public, educational and government channels and part of an institutional network necessary to meet such needs and interests; and

     WHEREAS, the Village of Skokie has determined, based upon the factors just described that it is in the best interest of the Village and its residents to grant an additional cable television franchise to Company on the terms set forth herein; and

     WHEREAS, the Village of Skokie has determined that granting a Franchise Agreement on the terms set forth herein is an exercise of its governmental functions, is in the public interest and will promote the public health, safety and welfare of its citizens and residents.

     NOW, THEREFORE, in consideration of the mutual covenants and promises herein contained, the parties hereto agree as follows:

1  DEFINITIONS

   1.1  IN GENERAL For the purposes of this Franchise Agreement, the following
        ----------
words, terms, phrases, and their derivations shall have the meanings given herein. When not inconsistent with the context in which they are used, words used in the present tense include the future tense; words in the plural number include the singular number; and words in the singular number include the plural number. The word "shall" is always mandatory and not merely directory. The word "may" is not mandatory and is merely permissive.

   1.2  ADDITIONAL INSUREDS shall have the meaning defined in Part 7.
        -------------------

   1.3  AFFILIATE AND AFFILIATED shall mean any entity Controlling, Controlled
        ---------     ----------
by or under common Control with the entity in question.

   1.4  AUTHORIZED AREA shall mean the entire area within the corporate limits
        ---------------
of Municipality.

   1.5  CABLE GROSS REVENUES shall mean all amounts earned, received or accrued
        --------------------
by Company, or any entity Affiliated with Company, in whatever form and from all sources, both existing at this date and as services shall be added or deleted from time to time, which are earned directly or indirectly, or which are in connection with or attributable to, the operation of the Cable System within Municipality for the provision of Cable Services or Company's or the Affiliate's provision within Municipality of Cable Services.

          1.5.1 Cable Gross Revenues shall include, but not be limited to, revenues from or attributable to subscribers (including those for basic cable services; additional tiers; premium services; pay per view; services included under Section 1.6, etal., program guides; forfeited deposits; installation, disconnection or service call fees; fees for the provision, sale, rental or lease of converters, remote controls, additional outlets and other customer premises equipment; fees for Cable System Internet access, game channels, or cable modem service), revenues from the use of leased access channels, advertising revenues (national, regional or local); leased access rentals, commissions, per inquiry fees and all other monies or consideration received from home shopping services, entities providing programming used on the Cable System.

          1.5.2 Cable Gross Revenues shall include all amounts received, earned or accrued during a period regardless of whether (1) received or not in the case of amounts earned or accrued; (2) the amounts are to be paid in cash, in trade, or by means of some other benefit to Company or any entity in any way Affiliated with Company; (3) the goods or services with which the revenue is associated are provided at cost or the revenue amount can be matched against an equivalent expenditure; (4) the amounts are characterized, separately identified, or accounted as being for goods, services, or fees to be paid to units of government or government agencies; or (5) the amounts are initially recorded or received by Company or by an entity in any way Affiliated with Company. However, Cable Gross Revenues shall exclude uncollectible accounts during the period, computed on a fair basis consistently applied.

          1.5.3 Cable Gross Revenues shall be computed at the level where first received from an entity not in any way Affiliated with Company and shall not be net of (1) any operating expense; (2) any accrual, including without limitation, any accrual for commissions; or (3) any other expenditure.

          1.5.4 Revenues from subscribers shall be allocated to Municipality based upon whether or not the location being provided Cable Service is located in Municipality or not, and not by any other allocation method.

          1.5.5 Advertising revenues, home shopping network revenues or other revenues whose source cannot be specifically identified with a particular subscriber shall be allocated among the units of government served by Company from the Cable System "headend" serving Municipality in proportion to the number of subscribers in each.

          1.5.6 Cable Gross Revenues shall include amounts collected from subscribers for Franchise Agreement fees in accordance with the Court of Appeals decision resolving the case commonly known as the Baltimore case, In re: United
                                                  ---------       -------------
Artists Cable of Baltimore, 11 FCC Rcd 18,158 (FCC 96-188, April 26, 1996);
--------------------------
reversed by the United States Court of Appeals for the 5th Circuit sub nom City
                                                                           ----
of Dallas v. FCC 118 F. 3rd 917 (5th Cir 1997).
----------------

          1.5.7 As of the Effective Date the Illinois sales and use tax and local sales tax do not apply to Cable Services. If and to the extent the Illinois sales and use tax or local sales tax is extended to Cable Services then amounts collected by Company due to the application of such tax(es) to Cable Services shall not be included in Cable Gross Revenues.

          1.5.8 Specific examples of the application of Cable Gross Revenues are set forth on Exhibit A attached hereto. Such examples are illustrative, not exhaustive.


   1.6  CABLE SERVICES shall mean only
        --------------

          1.6.1 the one-way transmission to all subscribers of (i) Video Programming, or (ii) other programming services, information which Company makes available to all subscribers generally, such as digital cable radio service,

          1.6.2 subscriber interaction, if any, including but not limited to that which is used for the selection or use of such Video Programming or other programming services, selecting from various on-screen options, Cable System high-speed data service, Cable System Internet access, game channels, interactive cable services, downloading programs, Cable System data access, or Cable System ordering merchandise, and

          1.6.3  Institutional Network Services, and

          1.6.4 Shall not include Telecommunications Services or services provided within Municipality by entities that are not required to obtain a franchise under any applicable law, statute, or municipal code.

   1.7  CABLE SYSTEM OR SYSTEM shall mean Company's system,
        ----------------------

          1.7.1 Consisting of a set of closed transmission paths and associated signal generation, reception and control equipment that is designed and used solely to provide Cable Services which includes Video Programming to multiple subscribers within the Authorized Area, but such term does not include (i) a facility that serves only to re-transmit the television signals of one or more television broadcast stations; (ii) a facility that serves subscribers without using any public right of way, (iii) a facility of a common or private carrier which is subject in whole or in part to the provisions of Title II of the Communications Act of 1934, as amended, except that such a facility shall be considered a Cable System to the extent such facility is used in the transmission of Video Programming directly to subscribers, except if the extent of such use is solely to provide interactive on-demand services. For the purpose of the preceding, the term "interactive on-demand services" means a service providing video programming to subscribers over switched networks on an on-demand, point-to-point basis, but does not include service providing video programming prescheduled by the programming provider, and

          1.7.2 Which at all points in the Public Ways where Company or its Affiliate has a Telecommunications System shall be contained with the Telecommunications System inside a single bundled facility or outer sheath unless the Village Manager approves alternate arrangements in writing.

   1.8  CABLE TELEVISION BUSINESS shall mean the provision by the Company of
        -------------------------
Cable Services solely by means of the Cable System.

   1.9  CAPITAL FACILITIES shall mean PEG access and I-NET related facilities
        ------------------
and equipment, including fiber lines, studios, production facilities, vans and cameras.

   1.10  COMPANY shall mean 21st Century Cable TV of Illinois, Inc., as the
         -------
grantee of this Franchise Agreement.

   1.11   CONSTRUCTION   Shall mean the erection, maintenance, repair,
          ------------
alteration, enlargement, removal or demolition of any structure or property within the Municipality.

   1.12  CONTROL (and its variants) shall mean effective control, by whatever
         -------
means exercised, such as those described in Report and Order and Further Notice
                                            -----------------------------------
of Proposed Rule Making in MM Docket 92-264, 8 FCC Rcd 6828 (1993) at paragraphs
-----------------------
22-28 (adopting broadcast transfer of control standards as then in effect), and in Part 11 hereof.

   1.13  DROP shall mean the cable or wire that connects the distribution
         ----
portion of a Cable

System to a customer's premises.

   1.14  EFFECTIVE DATE shall be the date (following approval by Municipality's
         --------------
Village Board) described as the effective date in Part 15.

   1.15  EG CHANNELS means the educational channels and government channels
         -----------
provided by Company on the Cable System under Part 6, and shall include leased access channels provided pursuant to Sections 6.1 and 6.2.2.

   1.16  EMERGENCY ALERT SYSTEM shall have the meaning defined in Part 4.
         ----------------------

   1.17  EVENT OF DEFAULT shall have the meaning defined in Part 12.
         ----------------

   1.18  FCC shall mean the Federal Communications Commission.
         ---

   1.19  FRANCHISE OR FRANCHISE AGREEMENT shall mean this document.
         --------------------------------

   1.20  INDEMNITEES shall have the meaning defined in Part 7.
         -----------

   1.21 I-NET USER shall mean Municipality or a person or entity designated by
        ----------
it to receive Institutional Network Services under this Franchise Agreement.

   1.22  INSTITUTIONAL NETWORK OR I-NET shall mean the communications network
         ------------------------------
described in Part 6 and Exhibit B to be constructed and operated by Company for the provision to I-NET Users (but not Cable Service subscribers) of Institutional Network Services. The I-NET shall be owned, operated and maintained by Company for the sole and exclusive use by Municipality and I-NET user as designated. At no time during the term of this Franchise Agreement may the Municipality or any I-Net User utilize the I-Net to provide Cable Services, Telecommunications Services, Internet access, or any other service to the public in competition with Company or its Affiliates. Nor may the Municipality or any I-Net User offer or provide excess capacity on the I-Net to any third party for any purpose.

   1.23  INSTITUTIONAL NETWORK SERVICES shall mean the provision of usable
         ------------------------------
bandwidth capacity to I-NET Users through fiber optic lines, other lines and certain interface and other equipment necessary to access and use same, for two-way dedicated voice, data, video and telephony channels connecting and interconnecting facilities owned, leased or used by Municipality, schools, counties, road commissions or other units of state or local government or their contractors, as is described in more detail in Part 6 and Exhibit B.

   1.24  JULIE shall mean the utility notification program described in Section
         -----
3.39, or successor programs.

   1.25  LOCAL OFF AIR CHANNELS shall mean "local commercial television
         ----------------------
stations" and "qualified non-commercial educational television stations" as such terms are defined in sections

614 and 615 of the Federal Communications Act of 1934 (as in effect on October 1, 1997).

   1.26 MUNICIPALITY shall mean the Village of Skokie.
        ------------

   1.27  MUNICIPAL CHARTER shall mean Municipality's charter.
         -----------------

   1.28  MUNICIPAL CODE means the ordinances of the Village of Skokie.
         --------------

   1.29  NORMAL OPERATING CONDITIONS shall mean those service conditions which
         ---------------------------
are within the control of Company.  Those conditions which are not within the
                                                               ---
control of Company include, but are not limited to, natural disasters, civil disturbances, power outages, telephone network outages, and severe or unusual weather conditions. Those conditions which are within the control of Company
                                            ---
include, but are not limited to, special promotions, pay-per-view events, rate increases, regular or seasonal demand periods, changes in the billing cycle, changes in channel lineups that are within Company's control, and repairs, rebuilds, maintenance or upgrade of the Cable System.

   1.30 PEG CHANNELS  means public channels, educational channels and government
        ------------
channels provided by Company on the Cable System under Part 6, and shall include leased access channels provided pursuant to Part 6, Section 6.1 and 6.2.2.

   1.31 PUBLIC WAYS shall mean all dedicated public rights-of-way, streets,
        -----------
highways, and alleys. "Public Ways" shall not include property of Municipality which is not a dedicated public right-of-way, street, highway, or alley.

   1.32 SCHOOL SYSTEMS shall mean Illinois School Districts 65, 68, 69, 72, 73,
        --------------
73 1/2, and 219 and Oakton Community College.

   1.33  SERVICE INTERRUPTION shall have the meaning set forth in Section 5.17.
         --------------------

   1.34  TELECOMMUNICATIONS SERVICE shall mean the offering of
         --------------------------
telecommunications directly to the public, or to such classes of users as to be effectively available directly to the public, regardless of the facilities used, where the term "telecommunications" means the transmission, between or among points specified by the user, of information of the user's choosing, without change in the form or content of the information as sent and received. "Telecommunications Services" shall not include Cable Services.

   1.35  TELECOMMUNICATIONS SYSTEM shall mean Company's or its Affiliate's
         -------------------------
facilities designed and used to provide Telecommunications Services.

   1.36  TERM shall have the meaning set forth in Section 10.1.
         ----

   1.37  UNCURED EVENT OF DEFAULT shall have the meaning defined in Part 12.
         ------------------------

   1.38  USER shall mean an entity authorized to administer or operate a PEG
         ----
Channel (or a leased access channel provided in lieu of a PEG Channel under Section 6.2, or the I-NET), and shall include the Municipality. If several persons share a PEG channel each entity shall be a separate User.

   1.39  VIDEO PROGRAMMING shall mean programming provided by, or generally
         -----------------
considered comparable to programming provided by, a television broadcast station.

   1.40  VILLAGE BOARD shall mean the Mayor and Board of Trustees of
         -------------
Municipality, or its designee. This subsection does not authorize delegation of any decision or function that is required by law to be made by the Village Board. In any case in which a hearing is held pursuant to this Franchise Agreement, the Village Board may conduct the hearing or, in its sole discretion, may appoint a committee or subcommittee of the Village Board or a hearing officer to conduct the hearing and submit a proposal for decision to it, pursuant to procedures established.

   1.41  VILLAGE MANAGER OR MANAGER shall mean the Municipality's Manager or his
         --------------------------
or her designee.

2  GRANT OF RIGHTS

   2.1  PERMISSION/FRANCHISE AGREEMENT:  Subject to all the terms and conditions
        ------------------------------
contained herein, the Illinois Constitution, the Municipal Charter, the Municipal Code and Municipal ordinances as from time to time in effect, Municipality hereby grants Company non-exclusive permission to erect, construct, install and maintain a Cable System in, over, under, along and across the Public Ways in the Authorized Area and to transact a Cable Television Business in such area.

          2.1.1 Company accepts the grant set forth above and agrees as set forth herein to erect, construct, install and maintain the Cable System (including the Institutional Network and the Emergency Alert System) and, during the Term of this Franchise Agreement, to transact a Cable Television Business (including providing Institutional Network Services, if Municipality elects to have an Institutional Network under Part 6) in Municipality in conformance with the provisions of this Franchise Agreement.

   2.2  INSTITUTIONAL NETWORK/CAPITAL FACILITIES:  As so elected by Municipality
        ----------------------------------------
under Part 6, Company shall provide, operate and maintain without any initial or ongoing charge to Municipality lines and facilities necessary for Municipality to obtain institutional network services as set forth in Exhibit B, and or Capital Facilities for PEG access.

   2.3  ADDITIONAL SERVICES:  This Franchise Agreement may be amended by mutual
        -------------------
agreement to allow the provision of such additional services as may be agreed to by Company and Municipality, or permission for the provision of additional services may be granted by a separate document.

   2.4  LEASE OR USE OF FACILITIES; OVERLASHING:  Company shall not lease,
        ---------------------------------------
sublease, license or otherwise allow the physical use of wires, conduit, poles or facilities in the Public Ways by a person who by law is required to obtain Municipality's permission or consent to transact a local business in Municipality, and who lacks such permit, permission or consent. Except as set forth in Section 1.7.2 Company shall not allow the property of a third party or non-Cable System wires or any other facilities to be overlashed, affixed or attached to any portion of a Company's Cable System; or allow other actions with a similar result without the prior written consent of Municipality.

   2.5  NO PRIORITY:  This Franchise Agreement does not establish any priority
        -----------
for the use of the streets and Public Ways by Company or by any present or future recipients of franchise agreements, franchisees or other permit holders. In the event of any dispute as to the priority of use of the Public Ways, the first priority shall be to the public generally, the second priority to Municipality, the third priority to the State of Illinois and its political subdivisions in the performance of their various functions, and thereafter, as between recipients of franchise agreements, franchisees and other permit holders, as determined by Municipality in the exercise of its powers, including the police power and other powers reserved to and conferred on it by the State of Illinois.

   2.6  MUNICIPALITY'S RIGHTS IN PUBLIC WAYS:  Company acknowledges that by this
        ------------------------------------
Franchise Agreement it obtains no rights to or further use of the Public Ways other than those expressly granted herein. Company acknowledges and accepts as its own risk, provided that Municipality has the legal authority for the use or uses in question, that Municipality may make use in the future of the streets and Public Ways in which the Cable System is located in a manner inconsistent with Company's use of such streets and Public Ways for its placement and use of such System and in that event Company shall not be entitled to compensation from Municipality.

   2.7  EMERGENCIES:  Municipality may remove or damage portions of the Cable
        -----------
System in the case of fire, disaster, or other emergencies, as determined by the Municipality. In such event neither the Municipality nor any agent, contractor or employee thereof shall be liable to Company or its customers or third parties for any damages caused them or the Cable System, such as for, or in connection with, protecting, breaking through, moving, removal, altering, tearing down, or relocating any part of the Cable System. Where possible prior notice shall be given to the Company. In any event notice of such action shall be given to the Company after such removal or damage.

   2.8  BACKUP POWER:  Company shall install an electric generator which starts
        ------------
automatically in the event of loss of conventional power to provide electric service to the Cable System head-end and associated equipment in the event of a power failure. Company shall provide battery backup power (or an electric generator) at all locations on the Cable System in the Public Ways where the loss of electric power might disrupt the provision of service within Municipality such that the Cable System shall operate for at least four (4) hours even if electric service from conventional utility lines is interrupted.

   2.9  COMPLIANCE WITH LAW:  Company shall be subject to and comply with all
        -------------------
applicable and controlling local, state and Federal laws, including the rules and regulations of any and all agencies thereof, whether presently in force or whether enacted or adopted at any time in the future. In constructing, maintaining and operating the Cable System, Company shall act in a good and workmanlike manner, observing high standards of engineering and workmanship and using materials of good and durable quality. Company shall comply in all respects with applicable codes and industry standards, including but not limited to the National Electrical Safety Code (latest edition); the National Electric Code (latest edition); the Bellcore Code of Pole Line Construction; all rules, standards, practices, procedures and the like of the FCC and National Cable Television Association; and the requirements of other utilities whose poles and conduits it uses.

          2.9.1 Open conductors shall conform to the following minimum clearances:

          2.9.1.1 10 ft. (3.05m) above finished grade, sidewalks, or from any platform or projection from which they might be reached.

          2.9.1.2 12 ft. (3.66m) over areas subject to vehicular traffic other than truck traffic.

          2.9.1.3 15 ft. (4.75m) over areas other than those specified in subsection 2.9.1.4 that are subject to truck traffic.

          2.9.1.4 18 ft. (5.49m) over public streets, alleys, roads and driveways.

   2.10  MAINTENANCE AND REPAIR:  Company shall keep and maintain a proper and
         ----------------------
adequate inventory of maintenance and repair parts for the Cable System. Company shall maintain or otherwise have available a work force of skilled technicians for Cable System repair and maintenance.

   2.11  OTHER PERMITS:  This Franchise Agreement does not relieve Company of
         -------------
the obligation to obtain permits, licenses and other approvals from Municipality or other units of government, which are required for the construction, repair or maintenance of the Cable System or provision of Cable Services; or from compliance with generally applicable municipal codes and ordinances such as zoning and land use ordinances, pavement cut ordinances, subdivision and project improvement ordinances, curb cut permits, building permits and the like.

   2.12  PERMITS - COORDINATION:  During the initial construction phases
         ----------------------
Municipality shall designate a single point of contact to coordinate and facilitate all permitting and licensing with the Company.

   2.13  RIGHT OF CONDEMNATION RESERVED:  Nothing in this Franchise Agreement
         ------------------------------
shall limit any right the Municipality may have to acquire by eminent domain any property of the Company.

   2.14  FEES:  Nothing in this Franchise Agreement shall be construed to limit
         ----
the authority of
the Municipality to impose a tax, fee, or other assessment of any kind on any person. Company shall pay all fees necessary to obtain all applicable Federal, State, and local licenses, permits, and authorizations required for the construction, installation, maintenance, or operation of its Cable System.

   2.15  IDENTIFICATION:  All field employees and service personnel of Company
         --------------
or its contractors or subcontractors shall wear on their clothing a clearly visible identification card bearing their name and photograph. Company shall account for all identification cards at all times. In addition, such service personnel of Company shall wear uniforms and outer gear with Company's name and logo clearly visible at all times on the front or back. Every service vehicle of Company, its contractors or subcontractors shall be clearly identified as such to the public. Company vehicles shall have Company's logo and phone number plainly visible; those of contractors and subcontractors working for Company shall have the contractors/subcontractors name and phone number plus markings (such as a magnetic door sign) indicating they are under contract to Company and Company's phone number.

3  PUBLIC WAYS AND CONSTRUCTION

   3.1  NO BURDEN ON PUBLIC RIGHTS-OF-WAY:  Company shall not erect, install,
        ---------------------------------
construct, repair, replace or maintain its Cable System in such a fashion as to unduly burden the present or future use of the streets or Public Ways. If Municipality in its reasonable judgment determines that any portion of the Cable System is an undue burden, Company at its expense shall modify its Cable System or take such other actions as the Municipality may determine is in the public interest to remove or alleviate the burden, and Company shall do so within the reasonable time period established by the Municipality.

   3.2  RELOCATION OF THE SYSTEMS:  Company shall, at its own cost and expense,
        -------------------------
protect, support, disconnect, relocate or remove from the streets or Public Ways any portion of the Cable System when reasonably required to do so by Municipality due to street or other public excavation, construction, repair, grading, regrading; traffic conditions; the installation of sewers, drains, water pipes, power or signal lines, trackways or tracks; municipally owned facilities; or the vacation, construction or relocation of streets or any other type of structure; or other improvements by the Municipality or another public agency or any other type of improvement which the Municipality reasonably deems necessary for the public health, safety or welfare. Municipality may temporarily disconnect, remove or relocate any of the Company's facilities which have not been disconnected, removed or relocated within a reasonable period of time after a request from Municipality and Company shall reimburse Municipality its entire expense including a reasonable cost of overhead. Neither Municipality nor any agent, contractor or employee thereof shall be liable to Company, its customers or third parties for any damages caused them or the Cable System due to any activities described in the preceding two sentences.

   3.3  WEATHER: No underground installation or other work activities may be
        -------
initiated when weather conditions prohibit proper restoration of disturbed areas in a timely manner. The Village Manager may waive the preceding requirement on a case by case basis, with conditions appropriate to the circumstances.

   3.4  RESTORATION OF PROPERTY:  Company shall restore at its sole cost and
        -----------------------
expense, within ten (10) working days, or such additional time as specified by the Village Manager, in accordance with the Municipal Code and standards established by the Village Manager, any portion of the streets or Public Ways that is in any way disturbed by the construction, operation, maintenance or repair of the Cable System to as good or better condition than existed previously. In addition, Company shall at its sole cost and expense restore and replace any other property, real or personal, disturbed, damaged or in any way injured by or on account of Company or by its acts or omissions, to the same condition as such property was in immediately prior to the disturbance, damage or injury. In the event that Company and its contractors and subcontractors fail to make such repair within the time specified by Municipality, Municipality shall be entitled to make repairs or have such repairs made and Company shall pay the costs of Municipality for such repair.

   3.5  BARRIERS:  While construction activities are in progress on any portion
        --------
of the Public Ways, Company shall maintain reasonable barriers, lights at night and other warnings to the users of the streets or Public Ways in compliance with applicable government regulations requiring and pertaining to such barriers or as reasonably requested by the Village Manager.

   3.6  TRAFFIC CONTROL: For all work in the streets or Public Ways which may
        ---------------
disturb the normal flow of vehicular or pedestrian traffic Company shall employ roadway closure or partial closure practices, as delineated in the Illinois Manual of Uniform Traffic Control Devices and the standards established by the Village Manager and shall submit an alternate traffic routing plan.

   3.7  MINIMUM INTERFERENCE:  The Cable System shall be erected and maintained
        --------------------
by Company so as to cause the minimum interference with the use of the streets and Public Ways and with the rights or reasonable convenience of property owners.

   3.8  MAP ACCURACY:  The Municipality does not guarantee the accuracy of any
        ------------
maps showing the horizontal or vertical location of existing substructures. In streets and Public Ways, where necessary, the location shall be verified by excavation or by requesting "locates" from Municipality and from JULIE.

   3.9  TREE TRIMMING:  Company may trim trees upon and overhanging the streets
        -------------
and Public Ways so as to prevent the branches of such trees from coming into contact with the Cable System. Company shall dispose of all trimmed materials. No trimming shall be performed in the streets or Public Ways without previously informing Municipality. Except in emergencies all trimming of trees on public property shall have the advance approval of Municipality and all trimming of trees on private property shall require notice to the property owner.

   3.10  TREES AND LANDSCAPING:  The following applies to trees or shrubs within
         ---------------------
the streets or Public Ways.

          3.10.1 Trees or shrubs to be transplanted shall be transplanted in accordance

Municipality's tree planting standards with the approval of the Municipal Forester. All damaged trees or shrubs shall be replaced or restored in a mutually agreeable fashion.

          3.10.2 Replacement sod shall be maintained until the lawns are established. Mulch shall be removed and properly disposed of in a timely fashion.

          3.10.3 Where construction encroaches within close proximity to trees or shrubs, they shall be guarded so as to avoid all injury to the trunk, crown and root system. Buildings materials, soil or other debris shall not be placed on Municipality's property within the drip line of trees owned by Municipality. Whenever possible, underground structures and conduits shall be relocated outside of the tree or shrub drip line. If the above criteria cannot be met, the facilities in question shall be installed by auguring according to the following table, where "DBH" means tree diameter measured at breast height, which is 4.5 feet above the ground:

          0-2" DBH:          Auger 1 foot from face of tree in all directions.
          3-4" DBH:          Auger 2 feet from face of tree in all directions.
          5-9" DBH:          Auger 5 feet from face of tree in all directions.
          10-14" DBH:        Auger 10 feet from face of tree in all directions.
          15-19" DBH:        Auger 12 feet from face of tree in all directions.
          19" and over DBH:  Auger 15 feet from face of tree in all directions.

   3.11 QUALITY CONTROL/INSPECTIONS: Company shall develop a quality control
        ---------------------------
program for inspecting drops and other customer installations. Municipality may participate in such program as provided for in Section 8.5.

   3.12  EASEMENT USAGE:  To the extent allowed by applicable state and Federal
         --------------
law, this Franchise Agreement authorizes the construction of the Cable System over Public Ways, and through easements, within the Authorized Area and which have been dedicated for compatible uses, subject to the requirements in the balance of this Section and of this Franchise Agreement. In using all easements, Company shall comply with all federal, state, and local laws and regulations governing the construction, installation, operation, and maintenance of a Cable System. Without limitation, Company shall ensure that:

          3.12.1 The safety, functioning and appearance of the property and the convenience and the safety of other persons not be adversely affected by the installation or construction of facilities necessary for the Cable System;

          3.12.2 The cost of the installation, construction, operation, or removal of such facilities be borne by Company; and

          3.12.3 The owner of the property be justly compensated by Company for any damages caused by the installation, construction, operator, or removal of such facilities by Company.

   3.13  CONSTRUCTION-GENERAL:  Company shall meet or exceed all the
         --------------------
construction and service requirements set out in this Franchise Agreement and those set out in the Municipal Code.

   3.14  CONSTRUCTION SCHEDULE:
         ---------------------

          3.14.1 By the following dates Company shall have constructed its Cable System so that its Cable System shall be able to serve the numbers of dwelling units in Municipality set forth below solely by the construction of a Drop to such units.

          3.14.1.1 Twenty-Five percent (25%) of the dwelling units in Municipality by twelve (12) months from the Effective Date.

               3.14.1.2 All dwelling units in Municipality by twenty-four (24) months from the Effective Date.

          3.14.1.3 The preceding two dates shall be extended one day for each day of delay by Municipality issuing either the approval under Section 3.14.2 or construction-related permits to which Company is entitled, where "delay" means Municipality not issuing a permit within ten (10) business days of Company submitting a request for same which is complete (containing all documents necessary for Municipality to process the permit request).

          3.14.2 Within three (3) months of the Effective Date of this Franchise Agreement Company shall submit to Municipality its plan for construction of the Cable System, including a staging plan and how such construction will meet the preceding deadlines and the other requirements of this Franchise Agreement. Municipality shall approve such plan (as submitted or as modified by Municipality) within forty-five (45) days of its submission by Company. Construction once started shall be continuous.

          3.14.3 Company shall start to offer Cable Service within Municipality within nine (9) months after the approval of the plan described in Section
3.14.2. By twenty-four (24) months from the Effective Date Company shall complete construction of the Cable System and shall have Cable Service available to all residents located within Municipality.

          3.14.4 For purposes of this Section 3.14, Cable Service shall be deemed available to a resident (and Company able to serve that dwelling unit) if the premises in question can physically be served simply by construction of a Drop to the premises in question, whether or not Company can legally obtain access to the premises in question (such as by permission from the property owner pursuant to state access to premises legislation or pursuant to a local ordinance such as Ordinance 83-7-2-1546).

   3.15  LIQUIDATED DAMAGES:  Liquidated damages provisions for violation of the
         ------------------
preceding are set forth in Section 13.4.

   3.16  CONSTRUCTION BOND:
         -----------------

          3.16.1 Company shall not start or continue the construction of the Cable System unless the bond described herein is in full force and effect. Company shall, prior to the start of construction, provide to Municipality and thereafter maintain at its sole cost and expense, a corporate surety bond in the amount of two hundred thousand dollars ($200,000), issued by a surety company authorized to do business in the State of Illinois and acceptable to Municipality. Said construction bond shall assure Municipality of recovery of any and all damages, losses, costs and expenses sustained or suffered by Municipality as a result of the failure of Company satisfactorily and timely to construct its Cable System and activate its Cable System in Municipality, pursuant to the provisions of this Franchise Agreement.

          3.16.2 When the Cable System is completed in accordance with the plan submitted to Municipality under Section 3.14 and sixty (60) days written notice of such completion has been provided to Municipality by Company, the construction bond need no longer be maintained (except that Company shall maintain the bond so long as there are mechanic's (or similar) liens outstanding against Company, related to the System, with the amount of the bond then not to exceed the lesser of the liens or the amount specified in Section 3.16.1).

          3.16.3  The construction bond shall contain the following endorsement:
"It is hereby understood and agreed that this bond shall not be canceled by the surety, nor the intention not to renew be stated by the surety, until sixty (60) days after receipt by Municipality, by certified mail, of a written notice of such intent to cancel or not to renew."

   3.17  EMERGENCY NOTIFICATION:  Company shall provide the Village Manager with
         ----------------------
a twenty-four (24) hour emergency telephone number at which a named representative of Company (not voice mail or a recording) can be accessed in the event of an emergency.

   3.18  RIGHT OF INSPECTION:  Municipality shall have the right to inspect all
         -------------------
construction or installation work and to make such tests as it deems necessary to ensure compliance with the terms of the Franchise Agreement, Municipal Code, or other pertinent provisions of law.

   3.19  NOTICE OF CONSTRUCTION TO MUNICIPALITY:  Company shall give
         --------------------------------------
Municipality written notice, a reasonable time before the commencement of construction or reconstruction in any block (meaning an area typically bounded by four streets) but in no event shall said notice be given less than seven (7) business days before such commencement throughout the period of construction. Company shall give Municipality a monthly schedule of construction areas and planned street disturbances.

   3.20  NOTICE OF CONSTRUCTION-RESIDENTS:  Company shall provide advance
         --------------------------------
notice, prior to entry whenever desiring to enter or cross any private property within Municipality or work in abutting streets or Public Ways. By way of example, Company shall provide at least 48 hour advance notice to affected property owners (such as by door hanger) prior to construction or reconstruction requiring entry on private property or work in the streets or Public Ways abutting such private property. During maintenance work, installation work, and outage repair, Company shall attempt to notify affected residences (such as by knocking and, if no answer, leaving a door hanger) prior to entering private property. Work performed in an emergency in easements, streets or Public Ways to repair the systems is exempted from this section.

   3.21  UTILITY CROWDING:  In areas of Municipality where the Village Manager
         ----------------
finds that the streets or Public Ways will not readily accommodate further underground facilities, the Village Manager may require that Company's conduits be oversized, duplicated, or placed in multiple configurations, and Company shall share the use of its underground conduits and multiple configurations at such locations at reasonable rates. Such rates shall be determined by Municipality if Company and third parties cannot agree on same.

   3.22  REMOVAL OF OBSOLETE FACILITIES/COOPERATION:  When Company opens a
         ------------------------------------------
trench, accesses a conduit or boring, or is working on aerial locations, it shall remove all unusable and inactive Cable System facilities (excluding those held for future use) from such locations.

          3.22.1 When Company opens a trench or access to borings, it shall notify all other recipients of franchise agreements, franchisees and permittees in advance of such work, so that they may remove their obsolete facilities from such locations or add new facilities. Company shall cooperate with such persons in such activities.

          3.22.2 When Company receives notification from another entity that it is opening a trench or access to borings, Company shall remove all of its obsolete facilities from such location while they are open.

   3.23  PREMISES SERVED:  Company shall build the Cable System so that it is
         ---------------
capable of providing service to all residences and businesses located along streets or Public Ways and to all public institutions located within Municipality.

   3.24  NEW DEVELOPMENTS:  Company shall install its Cable System (excluding
         ----------------
only Drops to individual dwelling units) in all new subdivisions and developments on the date on which electric or telephone facilities are installed in such subdivision or development unless Company is not notified of the subdivision or development. After Cable System installation Company shall be capable of providing Cable Service to any dwelling unit in such subdivision or development solely by the construction of a Drop to the subscriber premises when such dwelling unit is constructed.

   3.25  PREVENTIVE MAINTENANCE:  Upon completion of construction, Company shall
         ----------------------
institute and adhere to a preventive maintenance program as presented to the Village Manager, at least 60 days prior to the commencement of the operation of the system.

   3.26  PARALLEL INSTALLATION:  All cables and wires or other work shall be
         ---------------------
installed parallel with existing telephone and electric utility wires whenever possible. Multiple cable configurations shall be in parallel arrangement and bundled in accordance with engineering and safety considerations and all applicable codes.

   3.27  IDENTIFICATION:  Company shall identify its Cable System and cable
         --------------
Drops (by color code, stamping, engraving, tags, stickers, or other appropriate method selected by Company) so as to distinguish Company's cables from that of all other cable operator(s), utilities, and service providers in the Authorized Area.

   3.28  OWNERSHIP OF INSTALLED CABLE:  Residential subscribers or the property
         ----------------------------
owners, if different, shall own all cable installed by Company inside subscribers' dwellings plus that extending to 12" on the outside of the dwelling plus any such further length of cable extending beyond the dwellings' exteriors as is required by law. Company, upon request from a current subscriber to its Cable Service, shall repair the preceding cable and may charge such subscribers its normal fee for such repair.

   3.29  EASEMENTS:  Any easements over or under private property necessary for
         ---------
the construction or operation of the Cable System shall be arranged by Company. Any easements over or under property owned by Municipality other than the Public Ways shall be separately negotiated with Municipality, except that Company may use general utility easements that are dedicated for compatible uses on property owned by Municipality as set forth in Section 3.12.

   3.30  JOINT USE BY MUNICIPALITY:  Company shall permit without charge the
         -------------------------
joint use of excess height, space and capacity in its poles, conduits and facilities located in the streets or Public Ways by the Municipality or other governmental entities.

   3.31  COMPLIANCE WITH LAW:  Company shall be subject to all laws, ordinances
         -------------------
or regulations of Municipality in the course of constructing, installing, operating or maintaining the Cable System in Municipality. Company shall comply with all zoning and land use restrictions as may exist or may hereafter be amended.

   3.32  POLES: Company shall not erect any utility poles without the advance
         -----
written permission of Municipality for the pole(s) in question

   3.33  UNDERGROUND FACILITIES:  Company's cable, wires and other equipment
         ----------------------
shall be placed underground wherever existing utilities are underground. If Municipality in the future so requires for all or any portion of Municipality, that the utilities in such area place their lines underground then Company, at its expense, shall in a reasonable period of time, place its existing and its future cable, wires, or other equipment in such area underground without charge, expense or liability therefore to Municipality.

   3.34   UNDERGROUND STREET CROSSING: Whenever Company must place the Cable
          ---------------------------
System or other facilities beneath the traveled or paved portion of the streets or Public Ways, unless otherwise approved in advance by the Village Manager, Company shall do so by directional boring and not by excavation of a trench in which to place cable conduit. Directional boring shall be done wherever possible so that the excavations necessary for it are not in the paved portion of the right-of-way.

   3.35  TEMPORARY RELOCATION:  Upon 10 business days notice, Company shall
         --------------------
either temporarily raise or lower its wires or other equipment upon the request of any person, including without limitation, a person holding a building moving permit issued by Municipality. To entities other than Municipality, Company may charge a reasonable rate for this service, not to exceed its actual costs and may require an advance deposit of the estimated cost.

   3.36  PAVEMENT CUT COORDINATION/ADDITIONAL FEES:  Company shall coordinate
         -----------------------------------------
its construction program and all other work in the streets and Public Ways with Municipality's program for street construction, rebuilding and resurfacing (collectively, "Street Construction"). Company shall meet with the Village Manager at least twice per year to this end.

          3.36.1 The goals of such coordination shall be to require Company to conduct all work in the streets and Public Ways in conjunction with or immediately prior to any Street Construction planned by Municipality, and to prevent a street or Public Ways from being disturbed by Company ninety-six (96) months after it has been constructed, rebuilt, resurfaced, or repaired (collectively, "Resurfaced").

          3.36.2 Company shall not cut or otherwise breach or damage the surface of any paved street or Public Ways within ninety-six (96) months after such public right-of-way has been resurfaced.

          3.36.3 In addition, to any other fees or payments required by this Agreement, Company shall pay to Municipality the sum of One Thousand Two Hundred Fifty Dollars ($1,250) for each fifty linear feet (50') of a cut into or excavation of any Public Way, or portion thereof, which was Resurfaced within ninety-six (96) months prior to such cut or excavation. This fee is in addition to and not in lieu of the obligation to restore the streets and Public Ways.

          3.36.4 Municipality may waive the preceding requirement due to the presence of extraordinary circumstances, such as where there is no feasible alternative for initial construction of the Cable System.

   3.37  VACATION:  If a street or Public Way where Company has facilities is
         --------
vacated, eliminated, discontinued or closed, Company shall be notified of same and all rights of Company under this Franchise Agreement to use same shall terminate and Company shall immediately remove the Cable System from such street or Public Way unless Company obtains any necessary easements from the affected property owners to use the former street or Public Way or a court orders the provision of such easements. Where reasonably possible and to the extent consistent with the treatment of other utility facilities in the former street or Public Way, Municipality shall reserve easements for Company to continue to use the former street or Public Way. Company shall bear the cost of any removal or relocation of the Cable System unless the vacation is primarily for the benefit of a private party, in which case the private party shall bear such costs. Company shall be provided thirty (30) days notice of any proposed vacation proceedings involving its facilities.

   3.38  AS-BUILTS/LOCATION OF FACILITIES:  Company shall keep accurate,
         --------------------------------
complete and current maps and records of the Cable System and its facilities and shall provide copies to Municipality as set forth below.

          3.38.1 Company shall furnish two complete sets of "as-built" maps and records to Municipality and Company shall provide Municipality copies of any new or revised "as-built" or comparable drawings as and if they are generated for portions of Company's facilities located within Municipality (and in no event later than ninety (90) days after construction and activation of any portion of the Cable System). Upon request by Municipality in an emergency, Company as soon as possible (but no more than 1 business day from the request) shall inform Municipality of any changes from such maps and records previously supplied and shall mark up any maps provided by Municipality so as to show the location of the Cable System.

          3.38.2 The "as built" maps shall include at a minimum all system and facility routings and the location of appurtenant structures, such as nodes, amplifiers, power supplies and system monitor test points, and shall be drawn to a scale and upon such media as required by the Village Manager.

          3.38.3 Company shall develop a Geographical Information System (GIS) layer, using a program and format which accurately displays its "as built" Cable System. This layer will be kept current continuously, updated at least semiannually during the first eighteen (18) months after the Effective Date and annually thereafter. The GIS layer, including but not limited to, all databases, plots and computer discs will be provided to Municipality on computer disk in a format compatible with Municipality's GIS System in accordance with the preceding schedule. In addition, Company shall provide information and assistance on the GIS program it is using and its implementation so as to aid Municipality in using the layer.

   3.39  JULIE:  Company shall participate in and be a member of the "JULIE"
         -----
utility notification program set forth in the Illinois Underground Facilities Damage Prevention Act, Illinois Compiled Statutes Ch. 220 Act 50.

   3.40  DISCONTINUANCE AND REMOVAL OF THE SYSTEMS:  Upon the  revocation,
         -----------------------------------------
termination, or expiration of this Franchise Agreement, Company either (a) by mutual agreement of Municipality and Company, (b) by Company's acquiescence or failure to challenge same, or (c) by a final order of a court which Company either does not appeal or from which there is no further right of appeal then the following shall occur: Company shall immediately discontinue the provision of Cable Services and all rights of Company to use the streets and Public Ways shall cease. Company, at the direction of Municipality, shall remove its Cable System, including all supporting structures, poles, transmission and distribution portions of the systems and other appurtenances, fixtures or property from the streets and Public Ways, in, over, under, along, or through which they are installed within six (6) months of the revocation, termination, or expiration except that (a) Company may abandon its facilities in place with Municipality's consent, and (b) Company cannot remove underground facilities without Municipality's consent in advance, which shall not be unreasonably withheld. Prior to any removal Company shall notify Municipality where removal will occur. Company shall also restore any property, public or private, to the condition in which it existed prior the installation, erection or construction of its Cable System, including any improvements made to such property subsequent to the construction of its Cable System. Restoration of streets and Municipal property, including, but not limited to, the Public Ways, shall be in accordance with the directions and specifications of Municipality, and all applicable laws, ordinances and regulations, at Company's sole expense. If such removal and restoration is not completed within six (6) months after the revocation, termination, or expiration, all of Company's property remaining in the affected streets and Public Ways shall, at the option of Municipality, be deemed abandoned and shall, at the option of Municipality, become its property or Municipality may obtain a court order compelling Company to remove same. In the event Company fails or refuses to remove its Cable System or to satisfactorily restore all areas to the condition in which they existed prior to the original construction of the Cable System, Municipality, at its option, may perform such work and if such work is performed within four (4) years of the revocation, termination or expiration of this Franchise Agreement collect the costs thereof from Company. No surety on any performance bond shall be discharged until Municipality has certified to Company in writing that the Cable System has been dismantled, removed, and all other property restored, to the satisfaction of Municipality.

   3.41  FAILURE TO DISCONTINUE SERVICE: In the event that Company fails to
         ------------------------------
discontinue the provision of Cable Services pursuant to the terms set forth in
Section 3.40 then Company shall deposit into an escrow account acceptable to Municipality one half of all Cable Gross Revenues generated from such continuing operations. Such monies shall be deposited into such escrow account immediately upon receipt of such Gross Revenues by Company. This obligation shall survive the revocation, termination, or expiration of this Franchise Agreement.

4  CABLE SERVICE

   4.1  PROGRAMMING SERVICES:  Company shall include in the non-premium, non-pay
        --------------------
TV video programming it offers cable subscribers the following:

          4.1.1  At least two local television stations.

               4.1.2 One channel with at least 20 hours of daily programming (to the extent available) in the following categories:

               4.1.2.1  National and local weather programming.

               4.1.2.2  News programming.

               4.1.2.3  Public affairs programming.

               4.1.2.4  Sports  programming.

               4.1.2.5  Children and family entertainment programming.

               4.1.2.6  Programming oriented to one or more ethnic groups.

               4.1.2.7  Federal government proceedings.

   4.2  FIRST AMENDMENT:  Company shall not include in the programming or
        ---------------
services it offers subscribers any program or service which is not protected by the First Amendment to the U.S. Constitution.

   4.3  CABLE SYSTEM DESCRIPTION:  Company's Cable System shall conform to the
        ------------------------
design requirements set forth on Exhibit C.

   4.4  SERVICE PROVIDED:  Cable Service shall conform to the following
        ----------------
specifications:

          4.4.1  At  least 80 activated channels of programming.

          4.4.2 All subscribers shall have the option of obtaining a basic service which shall consist only of the following:

          4.4.2.1  Those television stations described in Section 4.1.1 above.

          4.4.2.2  The PEG channels described in Part 6 hereof.

          4.4.2.3 Such additional channels, if any, as may be from time to time required by federal law.

          4.4.2.4 At Company's option additional channels selected by Company so long as their inclusion collectively does not appreciably affect the rate for basic service.

   4.5  ACCESS TO SERVICE:  Company shall not deny service, deny access, or
        -----------------
otherwise discriminate on the availability or rates, terms or conditions of Cable Services provided to actual or potential subscribers on the basis of race, color, creed, religion, ancestry, national origin, sex, disability, age, marital status, location within Municipality, difficulty in constructing Drops, status with regard to public assistance, income level, or other demographics. Company shall comply at all times with all applicable federal, state and local laws and regulations relating to nondiscrimination.

   4.6  UNIVERSAL SERVICE:  By the date set forth in Section 3.14.1.2 (as
        -----------------
extended by Section 3.14.1.3) Company shall have Cable Services physically available to any and all residential subscribers requesting same at any location within the Authorized Area. Due to the density of population within Municipality, Company agrees not to impose on any subscriber located within Municipality any line extension charge or comparable charge for extending Company's Cable System to the subscriber's location. The preceding sentence does not apply to "Drops" as set forth in the next section.

   4.7  DROPS:  Company's standard installation charge shall include a 150 foot
        -----
Drop from the Cable System, such that current or potential subscribers shall only be charged for a Drop to the extent the Drop serving them exceeds 150 feet, measured from the tap on the distribution portion of the Cable System to the subscriber's premises. All Drops shall be made from a pole, not from midspan.

          4.7.1 Upon the termination of service, Company shall either entirely remove its Drop or secure the Drop in a method reasonably acceptable to Municipality.

   4.8  FREE SERVICE:  Company shall provide without any installation charge or
        ------------
monthly charge one free Cable System outlet in each Municipal building or facility; in each building used by a state-accredited public, private, charter and parochial K-12 school, university or college; and shall allow Municipality and each such school without additional charge, to extend such service to some or all rooms, classrooms and auditoriums. None of the preceding entities shall be charged any fee during the term of this Franchise Agreement for any basic or expanded basic channels or programming, excluding premium channels (such as HBO or Showtime) or pay per view channels, but the entities may be charged by Company to the extent installation costs exceed $1,200 at any single site. To allow for extensions of service, the signal level at the initial outlet shall be +10dBmV or higher.

          4.8.1 A list of the municipal buildings and schools within the Authorized Area meeting the preceding description as of the Effective Date of this Franchise Agreement is set forth on Exhibit D.

          4.8.2 In addition, Municipality shall receive four (4) service outlets (at locations to be specified by Municipality) and Municipality shall receive without charge all programming (and any other services) provided by Company whether of a premium, pay per view or other nature. Such service is provided such that Municipality may monitor the programming and use of the Cable System for compliance with this Franchise Agreement, Municipal Code, FCC Technical Standards, and other applicable law. The services provided according to the preceding sentence shall be in an office location and not in a location conducive to public viewing.

          4.8.3 In addition, by twelve (12) months from the Effective Date, Company without charge shall provide internal wiring and outlets for cable service at fifty (50) locations designated by Municipality. To the extent Municipality has not designated all fifty (50) locations by the Effective Date, such locations may be designated by Municipality in the future and Company shall have a reasonable time to install such wiring and outlets.

          4.8.4 Except as provided in this Franchise Agreement, Company shall not provide free or discounted service to elected or appointed officials of Municipality or to Municipality's employees, agents, officers, including members of its Cable Television Advisory Board or Village Board. The term "free or discounted service" shall mean any service on terms and conditions other than those available to residents of Municipality generally.

   4.9  CONTINUITY OF SERVICE:  Company shall operate the Cable System and
        ---------------------
provide Cable Service 24 hours per day, 7 days per week. Company shall voluntarily interrupt the provision of Cable Service only with good cause and for the shortest time possible and, except in emergency situations (or as otherwise provided herein), only after periodic cablecasting notice of service interruption, including at the same time of day as the anticipated interruption. Service may be interrupted between 12 midnight and 6:00 am for routine testing, maintenance and repair, without notification, any night except Friday, Saturday, or Sunday, or the night preceding a holiday.

   4.10  INTERCONNECTION:  Upon written request by Municipality, Company shall
         ---------------
promptly start the process of interconnecting the Cable System with cable systems or open video systems serving (a) Municipality or any portion thereof, or (b) contiguous communities, so as to transmit, receive, and exchange programming with such systems or the entities operating PEG channels on such systems. In the event of any dispute between Company and the person or entity operating any other Cable System with respect to the costs of such interconnection, such dispute shall be submitted to the Village Manager. If either provider disagrees with the decision of the Village Manager, it may submit the dispute to the Village Board, whose decision thereon shall be final and binding on all parties.

          4.10.1 Company and the other provider(s) shall be given notice of the submission of any dispute to the Village Manager or Village Board at least ten
(10) days in advance of any action by the Village Manager or of the meeting of the Village Board to act on the dispute. Company may appear before the Village Manager or at the Village Board meeting at which the dispute is to be resolved either in person, by agent or by letter (or other writing) to submit its views with respect to the interconnection.

          4.10.2 Company may be granted reasonable extensions of time to interconnect upon petition by Company to Municipality. Municipality shall grant said request if it finds that Company has negotiated in good faith and has failed to obtain an approval from the system or systems of the proposed interconnection or that the systems of the proposed interconnection or that the cost of the interconnection would cause an unreasonable or unacceptable increase in subscriber rates.

          4.10.3 Company shall cooperate with any interconnection corporation, regional interconnection authority or city, village, township, county, state or federal regulatory agency which may be hereafter established for the purpose of regulating, financing, or otherwise providing for the interconnection of cable systems beyond the boundaries of Municipality.

   4.11  EMERGENCY ALERT SYSTEM:  Company shall provide without charge to
         ----------------------
Municipality an emergency alert system ("Emergency Alert System") consisting of the following:

          4.11.1 Company shall include a three-tier channel alert system as described in Exhibit E, or if agreed upon by Municipality, a three-tiered system that is substantially similar.

          4.11.2 Company shall install as a part of its Cable System, and shall operate throughout the term hereof, an emergency alert system (EAS) or successor to that system in accordance with all requirements imposed from time to time by the FCC including without limitation the requirement currently set forth in the FCC regulations that cable television systems transmit a visual EAS message on at least one channel and that cable systems also provide video interruption and audio EAS message on all channels with the video further stating which channel is carrying the visual message. In establishing its EAS system, Company shall, in accordance with FCC or other applicable regulations, cooperate with Municipality on the use and operation by Municipality of the Emergency Alert System.

          4.11.3 Municipality shall be able to activate and use the preceding systems from three (3) different locations as designated by Municipality.

5 CABLE CUSTOMER SERVICE: The following provisions of this Part 5 shall apply to Company's provisions of Cable Service and related items.

   5.1  CUSTOMER SERVICE STANDARDS:  Company shall at all times comply with the
        --------------------------
more stringent of the provisions of the customer service and consumer protection provisions of this Franchise Agreement, Municipal Code or those from time to time adopted by Company or the FCC. This requirement is in addition to the specific provisions of subsequent sections of this Part 5.

          5.1.1 Company's Cable Customer Service Plan shall be presented to the Village Manger 60 days prior to the installation of the first subscriber Drop. Company shall at all times meet or exceed the requirements of such Plan.

   5.2  RESERVATION:  Municipality reserves the right by ordinance to alter or
        -----------
amend the customer service and consumer protection matters set forth in this Part, including adopting ordinances stricter than or covering items not
presently set forth in this Part.   Municipality agrees to meet with Company on
the matters in question prior to taking such action, and to provide Company with at least forty-five (45) days prior notice of such action.

   5.3  UNDERGROUNDING:  For new installations, excluding locations where all
        --------------
utilities are underground, if a subscriber requests an underground Drop, Company may charge the subscriber the differential between the cost of aerial and underground installation of the Drop to the subscriber. This provision shall not apply where undergrounding is required by Municipal ordinance or policy for all utilities.

   5.4  LOCKOUT DEVICE:  Company without additional charge beyond that for a set
        --------------
top converter shall provide all subscribers with the option of obtaining without charge a device by which the subscriber can prohibit the viewing of a particular cable service during periods selected by the subscriber.

   5.5  BLOCKING:  Upon request by a subscriber, Company shall entirely block
        --------
such subscriber
from receiving both the audio and video portion of any channel such as by (a) scrambling both the audio and visual portions of the signal, or (b) (if scrambling is insufficient to totally prevent reception or as requested by a subscriber) with devices such as a notch filter which prevent the frequencies containing a specific channel or channels from being transmitted into the subscriber's premises. Once per year the preceding blocking shall be provided without charge to a subscriber requesting same.

   5.6  PAY PER VIEW:  Subscribers shall be given the options of (a) not having
        ------------
pay per view or per program service available at all or (b) only having such service provided upon the subscriber providing a security number selected by an adult representative of subscriber.

   5.7  NOTIFICATION:  Company shall provide written information on at least
        ------------
each of the following areas at the time of installation or reinstallation of service, at least annually to all subscribers, and at any time upon request.

          5.7.1  Products and services offered.

          5.7.2 Prices (rates) and options for Cable Services and conditions of subscription to Cable Service. Prices shall include those for programming, equipment rental, program guides, installation, disconnection, late fees and other fees charged by Company.

          5.7.3  Installation and service maintenance policies.

          5.7.4 Instructions on how to use Cable Service, including procedures and options for pay per view and premium channels.

          5.7.5 Channel positions of programming carried on the Cable System, including a listing specific to Municipality.

          5.7.6  Billing and complaint procedures.

          5.7.7 Applicable privacy requirements as set forth in this Franchise Agreement, Municipal Code, or otherwise provided for by law.

          5.7.8 Other information in format and substance as from time to time required by Municipality.

   5.8  NOTICE OF CHANGES:  Subscribers and Municipality shall be notified of
        -----------------
any increases in rates, or changes in Cable Services or channel positions as soon as possible through announcements on the Cable System and in writing. Notice must be given to subscribers a minimum of thirty (30) days in advance of such changes (and to Municipality forty-five (45) days in advance) if the change is within the control of Company and as soon as possible if not within the control of Company. In addition, Company shall notify subscribers and Municipality thirty (30) days in advance of any significant changes in the other information required by the preceding section.

   5.9  PROGRAM GUIDE: Upon request, Company shall provide subscribers with a
        -------------
periodic (e.g; monthly) written or electronic program guide listing the specific programs available, their times and (when applicable) ratings. Company may charge a fee for this service.

   5.10  CONVERTERS: Company shall make available for rental by subscribers the
         ----------
converter equipment necessary for subscribers (such as those with "non-cable ready" television sets) to receive the services offered by Company.

   5.11  NEGATIVE OPTIONS:  Company shall not engage in the practice of
         ----------------
"negative option" marketing, and shall not charge a subscriber for any service which the subscriber has not affirmatively requested.

   5.12  TELEPHONE SERVICE STANDARDS:
         ---------------------------

          5.12.1 Company shall have a local or toll-free telephone number available for use by subscribers toll-free 24 hours per day, 7 days per week.

          5.12.2 Company's numbers shall be listed, with appropriate explanations, in the directory published by the local telephone company or companies and in significant private directories (talking directories and the like).

          5.12.3 Trained Company representatives shall be available to respond to subscriber telephone inquiries 24 hours per day, 7 days per week.

          5.12.4 Under Normal Operating Conditions, telephone answer time by a customer representative, including wait time, shall not exceed thirty (30) seconds from when the connection is made. If the call needs to be transferred, transfer time shall not exceed thirty (30) seconds. These standards shall be met no less than ninety (90%) percent of the time under Normal Operating Conditions, measured on a quarterly basis.

          5.12.5 Under Normal Operating Conditions, the subscriber shall receive a busy signal less than three percent (3%) of the time, measured on a quarterly basis.

          5.12.6 Under Normal Operating Conditions, no more than three percent (3%) of subscribers calls measured on a quarterly basis shall be abandoned.

   5.13  OFFICE/HOME DELIVERY-PICK UP:
         ----------------------------

          5.13.1 Company shall maintain within Municipality either (1) the physical office described in 5.13.2 or (2) a "virtual office" consisting of (a) a toll-free telephone number which all subscribers in Municipality can access 24 hours per day, seven days per week to register complaints or ask questions concerning Cable Service, billing matters or the cable system, (b) one or more conveniently located bill payment offices within Municipality where subscribers can pay their bills, and (c) delivery and pickup of converter boxes, remotes and similar Company-provided customer premises equipment at no charge to subscribers.

          5.13.2 The physical office of Company shall be a place where subscribers may pay their bills, return converter boxes and comparable items and receive information on Company and its services. Any such office shall be open at least from 8 AM to 5 PM, Monday through Friday, and evening and weekend hours to meet the needs of residents of Municipality.

          5.13.3 Company shall deliver to and pick up converter boxes, remotes, and similar customer premises equipment from subscribers. Pickups of the preceding items shall be at no charge to subscribers. Under Normal Operating Conditions, such deliveries and pick-ups shall occur within 3 business days of a subscriber request no less than ninety-five (95%) percent of the time, measured on a quarterly basis.

   5.14  INSTALLATION STANDARDS:  Under Normal Operating Conditions,
         ----------------------
installations located up to 150 aerial feet from the existing distribution Cable System shall be performed within five (5) business days after an order has been placed no less than 95% of the time, measured on a quarterly basis. The preceding requirement shall not apply to commercial subscribers, multiple dwellings served by a single Drop, or inside "wall fish" installations.

   5.15  INSTALLATIONS/SERVICE CALLS:  The following shall apply to subscribers
         ---------------------------
(current or new) requesting installations or service:

          5.15.1 Installations and service calls shall be available at minimum 8 AM to 7 PM Monday through Friday, plus weekends and evenings to meet the needs of residents of Municipality. Company shall at the subscriber's option either
(1) schedule the subscriber to be the first call of the day or last call of the day on a first come, first served basis, (2) schedule the appointment for a date certain on a "call to meet" basis where as the service technician finishes his/her prior task, the technician calls the subscriber and arranges to meet the subscriber shortly thereafter, or (3) establish an appointment window of no more than 3 hours with the subscriber (or adult representative of the subscriber), or another appointment window mutually agreed upon between the subscriber and Company.

          5.15.2 Company shall respond to the request for service in accordance with the option selected by the subscriber.

          5.15.3 Company shall not cancel an appointment with a subscriber after 5 PM on the business day prior to the scheduled appointment.

          5.15.4 If Company's technician is running late for an appointment with a subscriber and will not be able to keep the appointment as scheduled, the subscriber shall promptly be contacted. The appointment shall be rescheduled, as necessary, at a time certain which is convenient for the subscriber.

          5.15.5 In the event access to the subscriber's premises is not made available to Company's technician when the technician arrives during the established appointment window, the technician shall leave written notification stating the time of arrival and requesting that Company be contacted again to establish a new appointment window.

          5.15.6 Notwithstanding the foregoing, if Company's technician or service representative telephones the subscriber during or prior to the appointment window and is advised that the technician will not be given access to the subscriber's premises during the appointment window, then the technician shall not be obliged to travel to the subscriber's premises or to leave the written notification referred to above, and the burden shall again be upon the subscriber (or adult representative of the subscriber) to contact Company to arrange for a new appointment.

          5.15.7 Except as otherwise provided above, Company shall be deemed to have responded to a service or installation request under the provisions of this section when a technician arrives at the service location, or is advised by telephone no access will be given.

          5.15.8 A violation by Company of the provisions of this section shall automatically entitle the subscriber to one month of free basic service and (if currently purchased by the subscriber) one month of free cable programming service (as defined in 47 C.F.R. (S) 76.901).

          5.15.9 Under Normal Operating Conditions, Company shall meet the standards of Section 5.15.1 through 5.15.3 no less than 95% of the time, measured quarterly.

   5.16  SERVICE CALL CHARGES:  As to Company owned and Company maintained
         --------------------
equipment, no charge shall be made to the subscriber for any service call after the initial installation of Cable Service unless the problem giving rise to the service request can be demonstrated by Company to have been:

          5.16.1  Caused by subscriber negligence, or

          5.16.2  Caused by malicious destruction of cable equipment, or

          5.16.3  A problem established as having been non-cable in origin.

   5.17  SERVICE INTERRUPTIONS:
         ---------------------

          5.17.1 Under Normal Operating Conditions, Company shall meet the standards of Sections 5.17.2 and 5.17.4 no less than 95% of the time measured on a quarterly basis:

          5.17.2 Excluding conditions beyond Company's control, Company shall begin working on a Service Interruption promptly and in no event later than 24 hours after the interruption becomes known to Company.

          5.17.3 "Service Interruption" means the loss of picture or sound on one or more cable channels, affecting one or more subscribers.

          5.17.4 Excluding conditions beyond Company's control, Company shall begin working on subscriber complaints involving impairment or degradation of signal quality (other than a Service Interruption) promptly and in no event later than 24 hours after the problem becomes known to Company.

          5.17.5 Company shall be deemed to have begun work under the provisions of this section when a technician arrives at the service location.

          5.17.6 Company shall provide subscribers, upon request by Municipality or the subscriber, with one day's free service (equivalent to the service they were receiving at the time of interruption) for each day or portion thereof of Service Interruption.

          5.17.7 Company shall automatically provide subscribers affected by a Service Interruption with one day's free service (equivalent to the service they were receiving at the time of interruption) for each day or portion thereof of Service Interruption if:

               5.17.7.1  Fifty (50) or more subscribers are affected, and

               5.17.7.2 The Service Interruption is longer than four (4) hours from when Company is first notified of it, and

          5.17.7.3 The subscribers' Service Interruption has a common cause, such as a cut in Company's lines, failure of an amplifier, loss of power to a portion of the Cable System, or signal ingress or leakage at a certain point on the Cable System.

   5.18  PEG SIGNAL QUALITY:  The PEG channel delivery system from the signal
         ------------------
input points and remote signal input points described in Section 6.4 and Exhibit F shall meet the same technical standards as the remainder of the Cable System set forth in Section 5.32 and Exhibit C.

   5.19  LOG OF COMPLAINTS:  Company shall maintain a written log, or an
         -----------------
equivalent stored in computer memory and capable of access and reproduction in printed form, of all cable-related subscriber complaints and requests for service. Such log shall be in form and substance acceptable to the Village Manager and at minimum list the date and time of such complaints, identifying to the extent allowed by law the subscribers and describing the nature of the complaints and when and what actions were taken by Company in response thereto. Such log shall be kept at Company's office in or near Municipality, for a period of at least 2 years and shall be available for inspection during regular business hours by Municipality upon request.

   5.20  PAYMENT OPTIONS:
         ---------------

          5.20.1 Company shall provide all individual, residential subscribers with the option of paying for Cable Service by (1) cash, (2) check, (3) an automatic payment plan, where the amount of the bill is automatically deducted from a checking account designated by the subscriber, or (4) by major credit card on a preauthorized basis.

   5.21  BILLS:  Company shall comply with the following on Cable Service
         -----
billing:

          5.21.1 Bills shall be issued monthly to each subscriber with a balance due or change of service.

          5.21.2 Company shall maintain records of the date and place of mailing of bills and upon request shall certify in writing to Municipality the date of mailing of each group of bills mailed to subscribers.

          5.21.3 Bills shall be clear, concise and understandable. Bills shall be fully itemized, with itemizations including, but not limited to, basic and premium service charges and equipment charges. Bills shall also clearly delineate all activity during the billing period, including optional charges, rebates, credits, and late charges.

          5.21.4 In the case of a billing dispute, Company shall respond in writing to a written complaint from a subscriber within thirty (30) days.

          5.21.5 Company shall not disconnect a subscriber for failure to pay legitimately contested charges during a billing dispute. However, during a billing dispute Company may disconnect a subscriber for failure to pay charges that are not contested.

   5.22  REFUNDS:  Refund checks for Cable Service shall be issued promptly, but
         -------
no later than either:

          5.22.1 The subscriber's next billing cycle following resolution of the request or thirty (30) days, whichever is earlier, or

          5.22.2 On return of equipment owned by Company if service is terminated.

   5.23  CREDITS:  Credits for Cable Service shall be issued no later than the
         -------
subscriber's next billing cycle following a determination that a credit is warranted.

   5.24  LATE PAYMENT FOR CABLE SERVICE
         ------------------------------

          5.24.1 Each bill shall specify in a fashion emphasizing same (such as bold face type, underlined type or a larger font) on the face thereof: "For payments received after [date] a [$xxx] late fee may be charged."

          5.24.2 No late payment charges, however denominated, shall be added to a subscriber's bill less than twenty-one (21) calendar days after the mailing of the bill to the subscriber.

          5.24.3 No late payment charges, however denominated, shall be added to a subscriber's bill by reason of delay in payment other than those described in this Section 5.24. All such charges shall be separately stated on the subscribers' bill and include the word "late" in the description of them.

          5.24.4 Late payment charges imposed by Company upon subscribers shall be fair and shall be reasonably related to Company's cost of administering delinquent accounts.

          5.24.5 Unless the State of Illinois establishes a different amount, late payment charges shall not exceed Three Dollars ($3.00) unless Municipality agrees in writing that a higher charge is justified due to Company's higher costs. Municipality shall be deemed to have agreed to a higher charge unless Municipality disapproves such charge within forty-five (45) days of Company's notifying Municipality of its intent to impose such higher charge.

   5.25  DISCONNECTION
         -------------

          5.25.1 Company shall only disconnect a subscriber for failure to pay if at least 45 days have elapsed after the due date for payment of the subscriber's bill and Company has provided at least 10 days written notice separate from the monthly bill to the subscriber prior to disconnection, specifying the effective date after which Cable Services are subject to disconnection, and a follow-up written notice or telephone call.

          5.25.2 Company shall not disconnect a subscriber for failure to pay legitimately contested charges during a billing dispute. However, during a billing dispute Company may disconnect a subscriber for failure to pay charges that are not contested.

          5.25.3 Company may disconnect a subscriber at any time if Company in good faith believes that the subscriber has tampered with or abused Company's equipment, that there is a signal leakage problem (or other non-compliance with FCC rules or other standards which poses a risk to lives or property) on subscriber's premises, or that subscriber is or may be engaged in the theft of Cable Services.

          5.25.4 Company shall promptly disconnect any subscriber who so requests disconnection. No period of notice prior to requested termination of service shall be required of subscribers by Company. No charge shall be imposed upon the subscriber for or related to disconnection or for any cable service delivered after the effective date of the disconnect request (unless there is a delay in returning Company equipment). If the subscriber fails to specify an effective date for disconnection, the effective date shall be deemed to be the day following the date the disconnect request is received by Company.

          5.25.5 Company after terminating service shall remove or secure its Drop as set forth in Section 4.7.1 and if requested by the subscriber or property owner shall remove that portion of the cable on the subscriber's premises which is visible in occupied areas.

          5.25.6 The term "disconnect" shall include customers who elect to cease receiving Cable Service from Company and to receive Cable Service or other multi-channel video service from another person or entity.

   5.26  PRIVACY AND MONITORING:  Company shall comply with the provisions of
         ----------------------
Federal law on the privacy of personally identifiable subscriber information and the monitoring or collection of such information.

   5.27  SUBSCRIBER INFORMATION: Company shall comply with the provisions of
         ----------------------
Federal law on the retention, disclosure and destruction of personally identifiable subscriber information and the provision to each subscriber of that subscriber's information.

   5.28  TRUTH IN ADVERTISING: Company's bills, advertising and communications
         --------------------
to its current or potential subscribers shall be truthful and shall not contain
any false or misleading statement.   For the purposes of the preceding, a
statement is false or misleading if it

          5.28.1 Contains an untrue statement of any material fact or omits to state a material fact necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading, or

          5.28.2 Violate any provision of the Illinois Consumer Fraud and Deceptive Business Practices Act, Illinois Compiled Statutes Ch. 815, Act 505.

   5.29  COMPLAINTS REFERRED BY MUNICIPALITY:  If Municipality refers a Cable
         -----------------------------------
Service complaint from a subscriber to Company for resolution, then within  five
(5) business days of Company's receipt of such referral it shall investigate (including attempting to contact the subscriber) and respond to Municipality in writing (on a form provided by Municipality) as to its resolution of same.

   5.30  REPORTS: Company shall provide reports to Municipality monthly and
         -------
quarterly. The reports shall show the number of phone calls originating from within Municipality (or other appropriate area, such as by NXX code or local telephone exchange) and measure Company's compliance with the standards of Sections 5.12.4 through 5.12.6. They shall also measure and report on Company's compliance with Section 5.14; 5.15.9 (which references Section 5.15.1 through 5.15.3); and Section 5.17.1 (which references Section 5.17.2 and 5.17.4.).

   5.31  FCC TECHNICAL STANDARDS:  The following shall apply to Company's
         -----------------------
implementation of and compliance with the rules and regulations relating to cable television technical standards for signal quality, currently set forth at 47 CFR (S) 76.601 and following, and subsequent amendments thereto:

          5.31.1 Company shall provide Municipality with a report of testing for compliance with such standards annually or upon request (but not more than twice a year). Municipality may have a representative present to observe such tests and may designate one location to be tested. Company shall provide Municipality with a report of testing for compliance with such standards annually or upon
request.   Such report shall state, in pertinent part, that the person doing the testing has been provided a copy of and reviewed the rules and regulations of the FCC, the FCC order(s) adopting such rules and regulations, and all industry standards and other materials referenced therein; and that such testing when done fairly, in full compliance with the FCC rules and regulations shows full compliance with such rules and regulations; or in the alternative setting forth with specificity and in detail all areas of non-compliance, their actual or likely scope and causes, and their professional recommendation of the best corrective measures to immediately and permanently correct the non-compliance.

          5.31.2 Company shall establish the following procedure for resolving complaints from subscribers about the quality of the television signal delivered to them. All complaints shall go initially to Company. All matters not resolved by Company shall at Company's or the subscriber's option be referred to Municipality for it to resolve. All matters not resolved by Municipality shall be referred to the FCC for it to resolve.

          5.31.3 Company shall annually notify its subscribers of the preceding.

          5.31.4 Municipality at its expense (no more than twice per year, barring unusual circumstances) upon 30 days notice to Company may test the Cable System for compliance with the FCC technical standards. Company shall cooperate in such tests and provide access to the Cable System. Company shall reimburse Municipality for the full expense of any test which shows a non-compliance with such standards.

6  CABLE SYSTEM ACCESS

   6.1  PEG CHANNELS GENERALLY: Company shall provide on the Cable System,
        ----------------------
public channels, educational channels, and government channels at no charge, as specified herein. All PEG Channels shall be placed on the basic tier of service (and in the lowest tier of service, if different) shall be available to all subscribers, and shall be contained within the first fifty (50) channels on Company's Cable System. Such channels shall be available twenty-four (24) hours per day throughout the term of this Franchise Agreement at no cost to subscribers, Municipality or Users (initial or on-going), except for the $1.00 per channel annual fee described in Section 6.2.

          6.1.1 The PEG Channels shall be grouped consecutively in terms of channel number (if not legally prohibited from doing so) and can be in either analog (6 MHZ NTSC) or digital format capable of carrying the same information as a 6 MHZ NTSC signal, so long as at all times they are in the same format used by Company for the principal Local Off Air Channels that are provided to subscribers on its Cable System.

          6.1.2 Company shall not exercise any editorial control over any educational or governmental use of channel capacity (including channels provided under Section 6.2.2).

          6.1.3 A given PEG Channel shall not be moved from one channel number to another number (e.g. from Channel 37 to Channel 42) more often than once every 48 months. Company must give Municipality and each User at least 90 days notice of any change in the channel number on which an PEG Channel will be distributed on Company's system. The preceding two sentences shall not apply to changes that are beyond Company's control, such as a television station under Federal law being able to require carriage on a channel current used by an PEG Channel. Company shall reimburse all Users of such channel for their reasonable costs (not to exceed $2,500 per User) in connection with the change for items such as changing stationery, changing logos, changing advertising materials and generally notifying subscribers and potential subscribers of the change.

          6.1.4 Every user of an EG Channel (other than Municipality) shall have in full force and effect a contract with Municipality relating to the EG Channel it uses prior to providing programming on such channel.


   6.2  NUMBER OF PEG CHANNELS:
        ----------------------

          6.2.1 Company shall provide ten (10) channels for EG usage ("EG Channels") and one channel for local access.

          6.2.2 For additional EG Channels the need for such EG Channels can be removed by Company providing the User designated by Municipality of such current or prospective EG Channel with an otherwise identical leased access channel, so long as the leased access rate for such User is $1.00 per year. In the event the preceding sentence is exercised it shall only apply to educational channels.


   6.3  PEG CHANNELS: PEG Channels are and shall be allocated by the
        ------------
Municipality.

          6.3.1 Municipality may at any time on six (6) months notice to Company allocate or reallocate the usage of the PEG channels among and between different uses and Users. This expressly may include Municipality requiring several different persons to share or jointly use a given PEG channel or conversely allowing one or more persons currently sharing such a channel to have a channel on which they are the sole User.

          6.3.2 The initial allocation of PEG channels amongst and between various uses and Users shall be established by Municipality within six (6) months of the Effective Date.

          6.3.3 Municipality may from time to time adopt and revise rules and procedures as to when and how Company may use the PEG Channels for the provision of video programming if the PEG Channels are not being used for their respective
purposes.   Company shall use the PEG Channels solely in accordance with such rules and procedures and except for PEG Channels being used by Company, shall have no responsibility or control with respect to the programming of such channels.

   6.4  SIGNAL INPUT POINTS:  For purposes of this Agreement, Signal Input
        -------------------
Points refer to the facilities which connect the permanent studios of Users of the PEG Channels to the Cable System and provide the connection by which such Users provide their programming to Company for immediate retransmission to subscribers. Remote Signal Input Points are signal input points for PEG programming that are used intermittently (but repeatedly) from the same location, such as from a community center, a high school football field or the like. Company shall provide without charge:

          6.4.1 Signal input points at the locations set forth on Exhibit F and up to four (4) additional locations from time to time specified by Municipality for the receipt by it from Users (and simultaneous distribution to subscribers on the Cable System in Municipality) of video programming for the PEG Channels. Municipality may change such locations from time to time, upon reasonable notice to Company, such as if the User of a channel changes or the main studio of a User moves to another location.

          6.4.2 Remote signal input points from which a real time full duplex video signal shall be transmitted by Company simultaneously at a User's option, either to (a) Company's local headend for simultaneous distribution on the Cable System in Municipality or, at the User's option, (b) to any of the locations referred to in Section 6.4.1 (for example, to allow a User to transmit video programming from any of such points back to the User's "studio," such as for tape-delayed or immediate distribution on the PEG Channels) but in either case with separate two-way full duplex audio between such Section 6.4.1 locations and the remote signal input points.

          6.4.2.1 The initial remote signal input points are set forth on Exhibit F with the balance to be specified by Municipality from time to time (and shall be activated and available for use within 180 days of specification by Municipality).

          6.4.3 Signal input points and remote signal input points that, unless otherwise specified by Municipality, accept baseband composite video, and in the case of delivery of signals from a remote signal input point to a Section 6.4.1 location, deliver, video signals in analog (6 MHZ NTSC) format or in that video format (such as digital or HDTV) used by the User. Company shall provide at its expense all modulators, demodulators, encoding-decoders (CODEC's) electric to optical converters and optical to electric converters and similar devices necessary to fulfill the preceding sentence.

          6.4.4 The public, government and education channels for cable systems in Cook,

Lake or DuPage counties (1) where Company or an Affiliate provides
Cable Service, and (2) have such channels to each location described in Exhibit
D. Each location may have one of the channels described in the preceding sentence transmitted to it at any point in time. The User for such location shall notify Company suitably in advance as to which channel should be so transmitted at what points in time.

          6.4.5 The signals from the building housing the signal input points described in Section 6.4.1 to the building housing Company's local headend solely via single mode fiber optic transmission facilities. The facilities connecting the building housing the remote signal input points described in
Section 6.4.2 to the locations set forth therein shall similarly be solely by single mode fiber optic transmission facilities.

   6.5  OBLIGATION TO PROVIDE CAPITAL FACILITIES:  Company shall have the duty
        ----------------------------------------
and obligation to provide, at Municipality's option, one of the following two categories of Capital Facilities to assist in meeting the cable-related needs of Municipality and its residents:

          6.5.1 An institutional network ("Institutional Network" or "I-NET") meeting the specifications set forth on Exhibit B, including the maintenance of same throughout the term of this Franchise, or

          6.5.2 Capital Facilities for Users of PEG access with the dollar amounts and timing of expenditures by Company for such Capital Facilities to be the same as annual expenditures Company would have made for the construction and maintenance of an I-NET.

          6.5.3 Municipality shall elect between the preceding two Capital Facilities options by notifying Company in writing of same within forty-five
(45) days of the Effective Date.

          6.5.4 Company and Municipality agree that the obligations set forth above are not "franchise fees" within the meaning of 47 U.S.C. (S) 542 because, among other things, they are in kind (not monetary) and because of the express exemption for capital costs for PEG and similar facilities.

   6.6  CAPITAL FACILITIES FOR PEG CHANNELS AND I-NET: Company shall make the
        ---------------------------------------------
following payments for Capital Facilities for the support of PEG access, the I-NET and their uses, as set forth below. The payments shall be made to Municipality such that in all cases Municipality may, but need not, distribute the sums to Users or potential Users of the PEG access as Municipality determines best meets the cable-related needs of Municipality and its residents. These payments are in addition to the obligations set forth in Section 6.5. Company and Municipality agree that the obligations set forth herein are not "franchise fees" within the meaning of 47 U.S.C. (S) 542.

          6.6.1 Capital Facilities grants of fifty thousand and no/100 dollars ($50,000) each on May 1, 1999, May 1, 2001, and May 1, 2004, respectively, and

          6.6.2 Capital Facilities grants equal to one percent (1%) of Company's Cable

Gross Revenues. The one percent (1%) grant shall be computed and paid in the same time and manner as the franchise fee set forth in Part 8 hereof. It shall also be subject to the right of Municipality to inspect, audit and recompute in the same manner as for franchise fees under Part 8 and with late payments subject to interest in the same manner as the franchise fee.

   6.7  ENCOURAGEMENT OF PUBLIC ACCESS CABLECASTING:  Company shall provide one
        -------------------------------------------
(1) public access channel and shall use its best efforts with the persons using such channel to receive and transmit on the cable system such programming as they may provide. Company shall require the users of such public access channels to be responsible for obtaining appropriate authorization from the owners of relevant intellectual property rights for their use in connection with public access programming.

          6.7.1 Company shall require that the persons providing programming on public access channels agree in writing to hold Company and Municipality harmless from any and all liability or other injury, including any reasonable costs of defending claims or litigation (including attorneys fees), arising from such use for causes of action such as libel, slander, invasion of privacy, infringement of copyright (common law or statutory) for unauthorized use of any trademark, trade name or service mark, for breach of contractual or other obligations or for any other injury or damage in law or equity which results from programming provided by public access users to the Cable System.

   6.8  PUBLICITY:  Company shall undertake the following publicity activities
        ---------
at its own expense:

          6.8.1 Company shall make available at no charge to Municipality or to entities designated by Municipality under Section 6.1 unsold advertising avails into which Company inserts advertising, up to a maximum of three (3) 30-second spots per channel, per day, for spots promoting public,educational, and government programming.

          6.8.2 Company shall list all public, educational, and governmental channels on all print and cablecast electronic program guides, with individual, unique descriptions on each channel, such as "Village Channel," "Schools Channel," "Public Access Channel," and so on.

          6.8.3 Once yearly, Company shall devote a full subscriber newsletter to public, educational and government access programming and activities, which shall be distributed with monthly bills to subscribers and shall be available at walk-in customer facilities.

          6.8.4 Company shall include written information about public educational access and governmental programming and activities in its customer handbook, and in materials given to new subscribers.

   6.9  EDUCATIONAL SERVICES:  Company shall offer Cable in the Classroom and
        --------------------
guides, modems, and access to the Internet to the schools in the Municipality served by Company, free of charge.

   6.10  LEASED ACCESS: Company shall make available suitable channel capacity
         -------------
for leased access by third parties not Affiliated with Company to the extent from time to time required by federal law and regulations. Company shall have the sole responsibility for all operating aspects and for the fixing of rates and conditions for leased access use.

   6.11  COST BORNE BY COMPANY:  All the equipment, services and grants provided
         ---------------------
in this Part 6 shall be provided without any cost of any kind (initial, one time, on-going or recurring) to Municipality or to Users.

7  INDEMNITY AND INSURANCE

   7.1  DISCLAIMER OF LIABILITY:  Municipality shall not at any time be required
        -----------------------
to pay from its own funds for injury or damage occurring to any person or property from any cause whatsoever arising out of Company's construction, maintenance, repair, use, operation, condition or dismantling of Company's Cable System or Company's provision of Cable Service.

   7.2  INDEMNIFICATION:  Company shall, at its sole cost and expense,
        ---------------
indemnify, defend and hold harmless Municipality and all associated, Affiliated, allied and subsidiary entities of Municipality, now existing or hereinafter created, and their respective officers, boards, commissions, employees, agents, attorneys, and contractors (hereinafter referred to as "Indemnitees"), from and against:

          7.2.1 Any and all liability, obligation, damages, penalties, claims, liens, costs, charges, losses and expenses (including, without limitation, reasonable fees and expenses of attorneys, expert witnesses and consultants), which may be imposed upon, incurred by or be asserted against the Indemnitees by reason of any act or omission of Company, its personnel, employees, agents, contractors or subcontractors, resulting in personal injury, bodily injury, sickness, disease or death to any person or damage to, loss of or destruction of tangible or intangible property, libel, slander, invasion of privacy and unauthorized use of any trademark, trade name, copyright, patent, service mark or any other right of any person, firm or corporation, which may arise out of or be in any way connected with the construction, installation, operation, maintenance or condition of the Cable System (including those arising from any matter contained in or resulting from the transmission of programming over the Cable System but excluding any programming provided by the Indemnitees which is transmitted over the Cable System), the provision of Cable Services or the Company's failure to comply with any federal, state or local statute, ordinance or regulation.

          7.2.2 Any and all liabilities, obligations, damages, penalties, claims, liens, costs, charges, losses and expenses (including, without limitation, reasonable fees and expenses of attorneys, expert witnesses and other consultants), which are imposed upon, incurred by or asserted against the Indemnitees by reason of any claim or lien arising out of work, labor, materials or supplies provided or supplied to Company, its contractors or subcontractors, for the installation, construction, operation or maintenance of the Cable System or provision of Cable

Services , and, upon the written request of Municipality, Company shall cause such claim or lien covering Municipality's property to be discharged or bonded within thirty (30) days following such request.

          7.2.3 Any and all liability, obligation, damages, penalties, claims, liens, costs, charges, losses and expenses (including, without limitation, reasonable fees and expenses of attorneys, expert witnesses and consultants), which may be imposed upon, incurred by or be asserted against the Indemnitees by reason of any financing or securities offering by Company or its Affiliates for violations of the common law or any laws, statutes, or regulations of the State of Illinois or United States, including those of the Federal Securities and Exchange Commission, whether by Company or otherwise.

          7.2.4 Any and all liabilities, obligations, damages, penalties, claims, liens, costs, charges, losses and expenses (including, without limitation, reasonable fees and expenses of attorneys, expert witnesses and other consultants) arising from third-party claims or suits arising out of or in any way related to the grant of, or terms of, this Franchise Agreement, or which either: (1) challenge in any way the authority of the Indemnitees to grant, renew, or amend a cable franchise agreement; or (2) allege that, in granting, renewing, or amending a franchise agreement, the Indemnitees have acted in a disparate, discriminatory or otherwise improper manner, including without limitation claims of violation of the First Amendment or Equal Protection clauses of the State or Federal Constitutions or the Federal Communications Act of 1934, as amended or the Illinois Compiled Statutes, as amended.

          7.2.4.1 The obligation of the Company in Section 7.2.4 shall not apply to the first Ten Thousand Dollars ($10,000) of costs and expenses incurred by a Municipality in defense of the third-party claims or suits described in
Section 7.2.5.

          7.2.4.2 The obligation of the Company in Section 7.2.4 shall not exceed the limits (which shall be at least $10,000) of any applicable insurance coverages of the Company for such claims or suits. If the Company has no applicable insurance coverages for such claims or suits, this subsection shall not apply.

          7.2.5  NEGLIGENCE OF INDEMNITEES:  Company's obligation to indemnify
                 -------------------------
Indemnitees under this Franchise Agreement shall extend to claims, losses, and other matters covered hereunder that are caused or contributed to by the negligence of one or more Indemnitees. However, in such case the obligation to indemnify shall be reduced in proportion to the negligence of the Indemnitees.


   7.3  ASSUMPTION OF RISK:  Company undertakes and assumes for its officers,
        ------------------
agents, contractors and subcontractors and employees (collectively "Company" for the purpose of this section), all risk of dangerous conditions, if any, on or about any Municipality-owned or controlled property, the streets and Public Ways, and Company hereby agrees to indemnify and hold harmless the Indemnitees against and from any claim asserted or liability imposed upon the Indemnitees for personal injury or property damage to any person (other than from Indemnitee's negligence) arising out of the Company's installation, operation, maintenance or condition of the Cable System or Company's failure to comply with any federal, state or local statute, ordinance or regulation.

   7.4  DEFENSE OF INDEMNITEES:  In the event any action or proceeding shall be
        ----------------------
brought against the Indemnitees by reason of any matter for which the Indemnitees are indemnified hereunder, Company shall, upon notice from any of the Indemnitees, at Company's sole cost and expense, resist and defend the same with legal counsel selected by Company and consented to by the Village Board, such consent not to be unreasonably withheld; provided, however, that Company shall not admit liability in any such matter on behalf of the Indemnitees without the written consent and provided further that Indemnitees shall not admit liability for, nor enter into any compromise or settlement of, any claim for which they are indemnified hereunder, without the prior written consent of Company.

   7.5  NOTICE, COOPERATION AND EXPENSES:  The Indemnitees shall give Company
        --------------------------------
prompt notice of the making of any claim or the commencement of any action, suit or other proceeding covered by the provisions of Part 7. Nothing herein shall be deemed to prevent the Indemnitees from cooperating with Company and participating in the defense of any litigation by their own counsel. Company shall pay all expenses incurred by the Indemnitees in defending themselves with regard to any such actions, suits or proceedings. These expenses shall include all out-of-pocket expenses such as attorney fees and shall also include the reasonable value of any services rendered by their counsel and the actual expenses of the Indemnitees' agents, employees or expert witnesses, and disbursements and liabilities assumed by the Indemnitees in connection with such suits, actions or proceedings but shall not include attorneys fees for services that are unnecessarily duplicative of services provided the Indemnitees by Company.

   7.6  INSURANCE:  During the term of the Franchise Agreement, Company shall
        ---------
maintain, or cause to be maintained, in full force and effect and at its sole cost and expense, the following types and limits of insurance:

          7.6.1 Worker's compensation insurance meeting Illinois statutory requirements and employer's liability insurance with minimum limits of Five Hundred Thousand Dollars ($500,000) for each accident.

          7.6.2 Comprehensive commercial general liability insurance with minimum limits of Ten Million Dollars ($10,000,000) as the combined single limit for each occurrence of bodily injury, personal injury and property damage. The policy shall provide blanket contractual liability insurance for all written contracts, and shall include coverage for products and completed operations liability, independent contractor's liability; coverage for property damage from perils of explosion, collapse or damage to underground utilities, commonly known as XCU coverage.

          7.6.3 Broadcasters liability coverage for loss or damage arising out of publications or utterances in the course of or related to advertising, broadcasting, telecasting or other communication activities conducted by or on behalf of Company with minimum limits of Ten Million Dollars ($10,000,000) as the combined single limit for each occurrence of bodily injury, personal injury and property damage.

          7.6.4 Automobile liability insurance covering all owned, hired, and non-owned vehicles in use by Company, its employees and agents, with personal protection insurance and property protection insurance to comply with the provisions of the Illinois No-Fault Insurance Law, including residual liability insurance with minimum limits of Two Million Dollars ($2,000,000) as the combined single limit for each occurrence for bodily injury and property damage.

          7.6.5 At the start of and during the period of any construction, builders all-risk insurance, providing coverage on all building and structures which will be installed or constructed as part of the Cable System together with an installation floater or equivalent property coverage covering cables, materials, machinery and supplies of any nature whatsoever which are to be used in or incidental to the construction of the Cable System. Upon completion of the construction of the Cable System, Company shall substitute for the foregoing insurance policies of fire, extended coverage and vandalism and malicious mischief insurance on the entire Cable System. The amount of insurance at all times shall be representative of the insurable values installed or constructed.

          7.6.6 All insurance policies shall be written on an occurrence and not on a claims made basis.

          7.6.7 The coverage amounts set forth above may be met by a combination of underlying and umbrella policies so long as in combination the limits equal or exceed those stated.

          7.6.8 All policies of insurance shall contain a waiver of subrogation clause in form and substance approved in advance by the Village Manager and Risk Manager.

   7.7  NAMED INSUREDS:  All policies,  except for business interruption and
        --------------
worker's compensation policies, shall name the "Village of Skokie, a municipal corporation of the State of Illinois and its Cable Television Advisory Board and all associated, Affiliated, allied and subsidiary entities of the Municipality, its Cable Television Advisory Board, now existing or hereafter created, and their respective officers, boards, commission, employees, agents and contractors, as their respective interests may appear" as additional insureds (herein referred to as the "Additional Insureds") providing coverage for the negligence or other conduct of the Additional Insureds to the same extent as provided to Company. Each policy which is to be endorsed to add Additional Insureds hereunder, shall contain cross-liability wording, as follows:

          "In the event of a claim being made hereunder by one insured for which another insured is or may be liable, then this policy shall cover such insured against whom a claim is or may be made in the same manner as if separate policies had been issued to each insured hereunder."

   7.8  EVIDENCE OF INSURANCE:  A certificate of insurance evidencing the
        ---------------------
preceding coverages is attached as Exhibit G. Certificates of insurance for each insurance policy required to be obtained by Company in compliance with this Section, along with written evidence of payment of required premiums shall be filed and maintained with Municipality annually during the term of the Franchise Agreement. Company shall immediately advise the Indemnitees of any claim or litigation that may result in liability to them.

   7.9  CANCELLATION OF POLICIES OF INSURANCE:  All insurance policies
        -------------------------------------
maintained pursuant to this Franchise Agreement shall contain the following endorsement:

          "At least sixty (60) days prior written notice shall be given to the Village of Skokie by the insurer of any intention not to renew such policy or to cancel, replace or materially alter same, such notice to be given by registered mail to the parties named in Section 15.6 of the Franchise Agreement."

   7.10  INSURANCE COMPANIES:  All insurance shall be effected under valid and
         -------------------
enforceable policies, insured by insurers licensed to do business by the State of Illinois or surplus line carriers on the Illinois Insurance Commissioner's approved list of companies qualified to do business in Illinois. All insurance carriers and surplus line carriers shall be rated A+ or better by A.M. Best Company.

   7.11  DEDUCTIBLES:  All insurance policies may be written with retainages and
         -----------
deductibles, not to exceed $50,000, unless approved in advance by Municipality in writing. Company agrees to indemnify and save harmless the Indemnitees and Additional Insureds from and against the payment of any retainage or deductible and from the payment of any premium on any insurance policy required to be furnished by this Franchise Agreement.

   7.12  CONTRACTORS:  Company shall require that each and every one of its
         -----------
contractors and their subcontractors carry, in full force and effect, workers' compensation, comprehensive general liability and automobile liability insurance coverages of the type which Company is required to obtain under the terms of this Part 7, including Section 7.7 regarding Additional Insureds, with appropriate limits of insurance. In the alternative, Company, at its expense, may provide such coverages for any or all its contractors or subcontractors, but if Company does so it shall provide evidence of same in writing to Municipality.

   7.13  INSURANCE PRIMARY:  Company's insurance pursuant to this Franchise
         -----------------
Agreement shall be primary and non-contributory with respect to the Municipality. The relationship of Company's insurance with respect to any insurance provided by contractors or subcontractors, pursuant to Section 7.12, shall be determined by the respective contracts or subcontracts.

   7.14  REVIEW OF LIMITS:  Once during every even numbered calendar year after
         ----------------
1999 during
the term of this Franchise Agreement, Municipality may review the insurance coverages to be carried by Company. If Municipality determines that higher limits of coverage are necessary to protect the interests of Municipality or the Additional Insureds, Company shall be so notified and shall obtain the additional limits of insurance, at its sole cost and expense.

8  FEES AND PAYMENTS

   8.1  FRANCHISE AGREEMENT FEE:  Company shall pay Municipality throughout the
        -----------------------
term of this Franchise Agreement a fee ("Franchise Fee") in an amount equal to 5% of Company's Cable Gross Revenues.

          8.1.1 Company shall pay Franchise Fees monthly within thirty-two (32) calendar days of the last calendar day of each month (for example, such that fees due for the month of December are paid by February 1).

          8.1.2 Company shall file with the Village Manager an annual report, prepared and audited by one of the ten (10) largest independent certified public accounting firms in the U.S., showing the yearly total Cable Gross Revenues for Company's preceding fiscal year. The annual report shall be filed with the Village Manager within one hundred twenty (120) calendar days of Company's fiscal year end (or within one hundred twenty (120) days of any stub period report, if applicable). Such annual report shall be accompanied by a written report to Municipality (in the form set forth on Exhibit H, unless otherwise specified by Municipality), containing an accurate statement of Company's Cable Gross Revenues and the computation of the Franchise Fees.

   8.2  AFFIRMATION:  As is set forth herein, Cable Gross Revenues includes
        -----------
revenues of entities Affiliated with Company and Company hereby expressly affirms that it has the authority to bind, and does bind, all its Affiliates in this regard.

   8.3  AUDIT:  Municipality (by itself or in combination with other
        -----
Municipalities served by Company) may audit Company (or any entity Affiliated with Company) to verify the accuracy of Franchise Fees paid Municipality. All records reasonably necessary for such audit shall be made available by Company at a location in Municipality. Any additional amount due Municipality shall be limited to the three calendar years preceding the audit and paid within 30 days of Municipality's submitting an invoice for such sum, and if such sum shall exceed 3% of the total Franchise Fees which the audit determines should have been paid for any calendar year, Company shall pay Municipality's cost of auditing that calendar year as well. If Company disagrees with Municipality's determination of the additional amount due, or whether it exceeds 3%, Municipality's auditor and Company's auditor shall choose a neutral auditor who shall make a final and binding determination.

   8.4   ACCEPTANCE FEE:  Company shall pay Municipality Fifty Thousand and
         --------------
no/100 Dollars ($50,000) concurrent with the acceptance and execution of this agreement for costs (legal, consultant, publication and other similar costs), incurred by Municipality related to the award of this Franchise Agreement. Company and Municipality agree that such sum is not a "franchise fee" within the meaning of 47 U.S.C. (S) 542 because, among other things, reimbursements for such costs is required of all entities obtaining franchises to provide service in Municipality and is incidental to the award of a franchise.

   8.5  PERMITS AND QUALITY ASSURANCE INSPECTIONS:    Upon filing construction
        ------------------------------------------
plans as required by Section 3.14.2, Company shall pay Municipality Five Thousand and no/100 Dollars ($5,000) instead of the fees and costs described in Sections 8.5.1-8.5.3 and 8.5.5. This sum shall apply for the time period from the Effective Date until Company provides the completion notice set forth in
Section 3.16.2. After providing the completion notice Company shall pay the following permit and inspection fees in a manner consistent with Municipal Code:

          8.5.1 Permit fees shall be paid in accordance with the Municipal Code for any construction by Company.

          8.5.2 Company shall pay the reasonable cost of municipal inspections for permitted construction and any reasonable "out of pocket" expenses of Municipality which result from inspections or street openings by Company, including costs of outside engineers or inspectors.

          8.5.3 Fees customarily charged or reasonably incurred by Municipality for reviews of preliminary or final engineering plans and specifications of the Cable System; provided however, to the extent Municipality finds it necessary to hire a specialized independent engineering firm for the resolution of non-routing, highly technical, and unforeseen problems particular to the cable industry, it shall so advise company, and Company agrees to reimburse Municipality for reasonable expenses incurred by such firm.

          8.5.4 Among other things, Company and Municipality agree that the sums described herein are not a "franchise fee" within the meaning of 47 U.S.C.
(S) 542 because they are not imposed upon a cable operator, its subscriber or both solely because of their status as such and also are of general applicability and are for permissions and benefits other than this Franchise Agreement.

          8.5.5 Nothing in this Section 8.5 shall require Company to obtain a permit from Municipality for each subscriber installation. Within 45 days prior to connecting the first subscriber, Company shall provide Municipality with their Quality Assurance Program (QAP). A component of the QAP, shall be a joint inspection with the designated Municipal Inspector for a random inspection for each 50 subscriber installations. Alternatively, the company agrees to provide aggregate location information and otherwise cooperate in enabling municipal inspections. The location to be inspected shall be determined by the Municipal Inspector.

          8.5.6 In addition, should the Municipality receive a complaint regarding a subscriber installation, the Company shall respond to the complaint within two (2) business days and determine a course of action to resolve said complaint. In the event such complaint is not responded to within two (2) business days, Municipality shall conduct an inspection and Company shall pay Municipality $50.00 for said inspection. In the event the number of such complaint exceeds three during any one week period, the amount to be paid to Municipality shall be according to the remedies provided in Section 13.5.

   8.6  INTEREST:  All sums not paid when due shall bear interest at a rate
        --------
which is 1% over the prime rate then being charged by First Chicago Bank (or its successors), and computed monthly, on a single interest, three hundred sixty
(360) days per year basis. Interest shall be calculated monthly based on the actual number of days in the interest period.

9  CABLE RATES AND REGULATION

   9.1  RATES:  Company's rates and charges for the provision of Cable Services
        -----
(and for related services, such as equipment rental, deposits, disconnect fees and downgrade fees) shall be subject to regulation by Municipality to the full extent from time to time authorized by Federal law. Municipality may from time to time elect not to regulate Company's rates and charges, and any such election shall not waive Municipality's rights to regulate in the future.

   9.2  REGULATION:  Municipality reserves the right to regulate Company, the
        ----------
Cable System, and the provision of Cable Services to the extent from time to time permitted by Federal law.

   9.3  UNIFORMITY:  Company's rates and charges for its Cable Services shall be
        ----------
uniform throughout the Authorized Area, except as otherwise allowed by Federal law.

   9.4  NOTICE OF CERTAIN COSTS:   If Company's rates are regulated, then
        -----------------------
Company shall notify Municipality in writing at least annually of the identity of all costs which Company claims are external costs potentially entitled to pass through to Cable Service subscribers under the FCC Rate Regulation Rules in effect on the Effective Date or subsequent law with a similar effect. Such notice shall state the approximate amount of such costs on subscribers' monthly bills and set forth the computation of such amount. Such notice shall be provided on a date set by Municipality, and unless changed by Municipality, on each annual anniversary thereof.

          9.4.1 Company and Municipality acknowledge that the preceding paragraph is drafted to correspond with the FCC Rules for Cable Service in effect as of the Effective Date of this Franchise Agreement and that such rules are subject to change. For this reason the parties agree that the preceding provision shall be liberally construed and Company agrees to provide similar notices under future FCC Rules or other laws and regulations with a similar effect upon request by Municipality.

10 TERM

   10.1  TERM:  The term of this Franchise Agreement shall be until fifteen (15)
         ----
years from the Effective Date plus any extensions (the "Term").

   10.2  EXTENSION:  The preceding term may be extended for three additional two
         ---------
month periods by the Village Manager with the approval of the Village Board upon notification of Company of same in writing.

   10.3  TERMINATION:  Subject to applicable law, this Franchise Agreement and
         -----------
all rights of Company thereunder shall automatically terminate on the expiration of the term of this Franchise Agreement.

          10.3.1 Municipality acknowledges that as of the date of this Franchise Agreement its ability to enforce the preceding sentence is limited by the Cable Communications Policy Act of 1984, as amended, and applicable FCC regulations.

   10.4  PERFORMANCE EVALUATION SESSIONS:  Municipality and Company may hold
         -------------------------------
scheduled performance evaluation sessions every three (3) years from the anniversary date of Company's award of a Franchise Agreement and as may be required by federal and state law.

          10.4.1 Special evaluation sessions may be held at any time during the term of a Franchise Agreement at the request of Municipality or Company, and upon ninety (90) days written notice.

          10.4.2 All evaluation sessions shall be open to the public and shall be advertised in a newspaper of general circulation within Municipality at least ten (10) days prior to each session. Company shall notify its subscribers of all evaluation sessions by announcement displayed prominently on at least two
(2) channels of its Cable System during prime time, for five (5) consecutive days preceding each session.

          10.4.3 Topics which may be discussed at any scheduled or special evaluation session may include, but not be limited to, service rate structures; Franchise Agreement fee, liquidated damages; free or discounted services; application of new technologies; system performance; services provided; programming offered; customer complaints; privacy; amendments to this ordinance; judicial and FCC rulings; line extension policies; and Municipal or Company rules.

11 TRANSFERS, OWNERSHIP AND CONTROL

   11.1  OPERATION OF CABLE SYSTEM:  Only Company and its Affiliates shall own,
         -------------------------
operate, manage and maintain the Cable System and the provision of Cable Services by use of the Cable System. Company shall not otherwise directly or indirectly assign, in whole or in part, the ownership, operation, management or maintenance of the Cable System or the provision of Cable Services by use of the Cable System.

          11.1.1 Any deviation from this Section 11.1 shall only be pursuant to the prior written consent of Municipality.

          11.1.2 This section shall not apply to Company's employment contracts and other personnel decisions, nor shall it prohibit Company from contracting for or subcontracting, in whole or in part, any operational, management or maintenance functions in connection with the Cable System, so long as Company does not relinquish its decision making authority over or its responsibilities hereunder for any particular function.

   11.2  FRANCHISE AGREEMENT TRANSFERS:  This Franchise Agreement, the Cable
         ------------------------------
System and any portion of the Cable System shall not be transferred without the prior written consent of Municipality.

          11.2.1 For the purpose of this Section 11.2 "transfer" and "transferred" shall not include a transfer solely for security purposes (such as the grant of a mortgage or security interest) but shall include any realization on the security by the recipient, such as a foreclosure on a mortgage or security interest.

          11.2.2 For the purpose of this Section 11.2 "transfer" and "transferred" shall not include the replacement of components of the Cable System in the course of ordinary maintenance and day-to-day operation, or

          11.2.3 EXCEPTION. Company may, without additional approval by Municipality, assign this Franchise Agreement to an Affiliate, as defined in
Section 1.3 hereof, so long as the Affiliate (1) has the same ultimate parent as Company and (2) agrees to assume all of the Company's obligations and liabilities hereunder and otherwise comply with all provisions of this Franchise Agreement. Company and the Affiliate shall notify the Municipality of any such assignment within 30 days of its consummation. The notice shall contain a description of the assignment sufficient to establish compliance with subsections (1) and (2) above.

   11.3  TRANSFER OF OWNERSHIP OR CONTROL:  There shall be no transfer of or
         --------------------------------
acquisition of control of Company or of any entity, at any tier or level, which directly or indirectly controls Company without the prior written consent of Municipality.

          11.3.1 For the purposes of this Franchise Agreement, ". . . transfer of or acquisition of control of Company . . ." shall mean any change in the identity of the entities, individuals or group which directly or indirectly directs, or has the power to direct, the management and policies of Company, whether through the ownership of voting securities or other equity interest, by contract or otherwise. Without limiting the generality of the foregoing, for the purposes hereof, such a change shall be deemed to have occurred at any point in time when there is (1) a change in working or effective voting control, in whatever manner effectuated, of Company; (2) an agreement of the holders of voting stock or rights of Company which effectively vests or assigns policy decision-making in any person or entity other than Company; (3) a sale, assignment or transfer of any shares or interest in Company which results in a change in the control of Company; or (4) a change of control of the Company or entity that directly or indirectly controls the Company occurs of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Security Exchange Act of 1934, as amended. A transfer or acquisition of less than control of Company or of any entity, at any tier or level, which directly or indirectly controls Company, shall not require the prior written consent of Municipality.

   11.4   OWNERSHIP, ENCUMBRANCES:  Company represents and warrants that (i) it
          -----------------------
is a wholly-owned subsidiary of 21st Century Technology Group, Inc., an Illinois corporation; (ii) Company or its Affiliates shall have full legal and equitable title to the Cable System, subject only to those liens and encumbrances as may be necessary to finance the construction of the Cable System; and (iii) there are currently no liens or encumbrances on this Franchise Agreement or the Cable System."

   11.5  APPLICATIONS FOR CONSENT/PROCEDURE/RESTRICTIONS:  If Company seeks to
         -----------------------------------------------
obtain the consent of Municipality to any transactions or matters described in
Section 11.1, 11.2, or 11.3 (collectively "transfer"), Company shall submit an application for such consent to Municipality and shall submit or cause to be submitted to Municipality such additional documents and information as Municipality may request.

          11.5.1 No application for consent shall be submitted and no transfer shall occur until 36 months after the Effective Date.

          11.5.2 Municipality shall have 120 days from the date of submission of an application (such as an FCC Form 394) to act upon any such application for consent. If Municipality fails to act upon such application for consent within 120 days, such application shall be deemed consented to unless the Municipality and Company otherwise agree to an extension of time.

          11.5.3 Municipality shall not unreasonably withhold its consent to any proposed transfer, and may grant its consent outright, may grant such consent with conditions which it finds are in the public interest, or may deny consent.

          11.5.4 Nothing in any approval by Municipality of an authorization of any transfer shall be construed to waive or release any rights of Municipality in and to the streets, Public Ways and public places of Municipality, or property owned by Municipality, or as a release of any of Municipality's police powers, or as an exercise of eminent domain.

          11.5.5 Municipality's granting of consent in any one instance shall not require it to grant consent in other instances.

          11.5.6 Company shall pay on Municipality's behalf or reimburse Municipality for all costs reasonably incurred by Municipality due to any proposed transfer.

12 DEFAULTS

   12.1  EVENT OF DEFAULT:  The occurrence, at any time during the term of the
         ----------------
Franchise Agreement, of any one or more of the following events, shall constitute an Event of Default by the Company under this Franchise Agreement.

          12.1.1  The failure of Company to pay the Franchise Agreement fee,
Part 6 PEG support fees or liquidated damages assessed pursuant to Parts 3, 5 or 13 hereof or PEG support fees on or before the due dates specified herein.

          12.1.2 Company's breach or violation of any of the terms, covenants, representations or warranties contained herein or Company's failure to perform any obligation contained herein.

          12.1.3  Company's violation of any term or condition of Municipal
Code.

          12.1.4 Company's failure to pay or cause to be paid any governmentally imposed taxes of any kind whatsoever, including but not limited to real estate taxes, income taxes and personal property taxes on or before the due date for same; provided, however, Company shall not be in default hereunder with respect to the non-payment of taxes which are being disputed in good faith in accordance with applicable law.

          12.1.5 The entry of any judgment against Company in excess of One Hundred Fifty Thousand ($150,000) Dollars, which remains unpaid and is not stayed pending rehearing or appeal, for forty-five (45) or more days following entry thereof.

          12.1.6 The dissolution or termination, as a matter of law, of Company or any general partner of Company without the prior approval of Municipality, which shall not unreasonably be withheld.

          12.1.7 If Company files a voluntary petition in bankruptcy; is adjudicated insolvent; obtains an order for relief under Section 301 of the Bankruptcy Code (11 U.S.C. (S)301); files any petition or fails to contest any petition filed against it seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief for itself under any laws relating to bankruptcy, insolvency or other relief for debtors; seeks or consents to or acquiesces in the appointment of any bankruptcy trustee, receiver, master, custodian or liquidator of Company, or any of Company's property and/or Franchise Agreement and/or of any and all of the revenues, issues, earnings, profits or income thereof; makes an assignment for the benefit of creditors; or fails to pay Company's debts generally as they become due.

   12.2  UNCURED EVENTS OF DEFAULT:  Upon the occurrence of an Event of Default
         -------------------------
which can be cured by the immediate payment of money to Municipality or a third party, Company shall have thirty (30) days from written notice from Municipality to Company of an occurrence of such Event of Default to cure same before Municipality may exercise any of its rights or remedies provided for in Part 13. Upon the occurrence of an Event of Default by Company which cannot be cured by the immediate payment of money to Municipality or a third party, Company shall have ninety (90) days from written notice from Municipality to Company of an occurrence of such Event of Default to cure same before Municipality may exercise any of its rights or remedies provided for in Part 13.

          12.2.1 If any Event of Default is not cured within the time period allowed for curing the Event of Default, as provided for herein, such Event of Default shall, without additional notice, become an Uncured Event of Default, which shall entitle Municipality to exercise the remedies provided for in Part 13.

13 REMEDIES

   13.1  REMEDIES:  Upon the occurrence of any Uncured Event of Default as
         --------
described in Part 12, Municipality shall be entitled to exercise any and all of the following cumulative remedies:

          13.1.1 The commencement of an action against Company at law for monetary damages.

          13.1.2 The commencement of an action in equity seeking injunctive relief or the specific performance of any of the provisions which, as a matter of equity, are specifically enforceable.

          13.1.3 For a violation of a material provision of this Franchise Agreement, Municipality shall have the right to forfeit and terminate the Franchise Agreement and upon the forfeiture and termination thereof this Franchise Agreement shall be automatically deemed null and void and have no force or effect, Company shall remove the Cable System from Municipality (as set forth in Section 3.40) as and when requested by Municipality and Municipality shall retain any portion of the Franchise Agreement Fee and other fees or payments paid to it, or which are due and payable to it, to the date of the forfeiture and termination. Municipality's right to forfeit and terminate the grant of the Franchise Agreement pursuant to this section is not a limitation on Municipality's right of revocation. Notwithstanding the above, prior to any forfeiture or termination of the Franchise Agreement, Municipality shall notify Company in writing at least 15 days in advance of the Village Board meeting at which the question of forfeiture or termination shall be considered and Company shall have the right to appear before the Village Board in person or by counsel and raise any objections or defenses Company may have that are relevant to the proposed forfeiture or termination.

   13.2 SECURITY FUND:
        -------------

          13.2.1  Company shall deposit with Municipality, no later than thirty
(30) days after the Effective Date, as security for the faithful performance by Company of the provisions of this Franchise Agreement and compliance with all orders, permits, and directions of any agency of Municipality and the payment of all claims, liens, fees, penalties and taxes to Municipality, an unconditional and irrevocable letter of credit issued by a bank having its principal office in Chicago, Illinois, in the amount of One Hundred Thousand Dollars ($100,000). Failure to deposit said letter of credit in a timely fashion, or the failure to maintain said letter of credit, in the full amount required hereby, in effect during the entire term of this Franchise Agreement, and of any renewal or extension thereof, or (if later) Company's fulfillment of its obligations under
Section 3.40, shall constitute a material breach of this Franchise Agreement.

          13.2.2 If Company fails to make timely payment to Municipality or its designee of any amount due as a result of this Franchise Agreement, or of other agreements between Company and Municipality; or fails to make timely payment to Municipality of any taxes due; or fails to repay Municipality for damages and costs; or fails to comply with any provision of this Franchise Agreement which Municipality reasonably determines can be remedied by an expenditure of monies Municipality may draw upon the letter of credit an amount sufficient to repay Municipality with interest and any penalties.

          13.2.3 Within three (3) days of a drawing upon the letter of credit, Municipality shall send written notification of the amount, date and purpose of such drawing to Company.

          13.2.4 If at the time of a drawing by Municipality, the aggregate amount realized from the letter of credit is insufficient to provide the total payment toward which the drawing is directed, the balance of such payment shall constitute an obligation of Company to Municipality until paid, at judgment rate.

          13.2.5 No later than thirty (30) days after mailing of notification to Company of a drawing pursuant to Subsections 13.2.2 and 13.2.3 above, Company shall cause the letter of credit to be restored to the full amount required hereby. Failure to timely restore the letter of credit shall constitute a material breach of this Franchise Agreement.

          13.2.6 The rights reserved to Municipality with respect to the Part 3 construction bond and this letter of credit are in addition to all other rights of Municipality, whether reserved by this Franchise Agreement or authorized by law, and no action, proceeding or exercise of a right with respect to such bond or letter of credit shall affect any other rights Municipality may have.

   13.3  REMEDIES NOT EXCLUSIVE:  The rights and remedies of Municipality set
         ----------------------
forth in this Franchise Agreement shall be in addition to and not in limitation of, any other rights and remedies provided by law or in equity. Municipality and Company understand and intend that such remedies shall be cumulative to the maximum extent permitted by law and the exercise by Municipality of any one or more of such remedies. shall not preclude the exercise by Municipality, at the same or different times, of any other such remedies for the same Uncured Event Of Default. However, notwithstanding this Section 13.3 or any other provision of this Franchise Agreement, Municipality shall not recover both liquidated damages and actual damages for the same violation, breach, non-compliance, or Uncured Event of Default, either under Part 13 or under any other provision of this Franchise Agreement.

   13.4  LIQUIDATED DAMAGES -CONSTRUCTION DELAYS: Company acknowledges that the
         ---------------------------------------
amount of actual damages incurred by Municipality and its residents as a result of a failure by Company to complete construction within the time periods set forth above will be difficult or impossible to ascertain because the consequences of delayed completion include inconvenience, anxiety, frustration, financial loss, lack of competition, lack of effective and efficient regulation under the Franchise Agreement, interference with the promotion and protection of the public convenience, health, safety and/or welfare, and other factors which are incapable of measurement in precise, monetary terms. Company also agrees that the liquidated damages set forth below are a reasonable approximation of actual damages and that this Section 13.6 is intended to provide compensation to Municipality individually and on behalf of its residents and is not a penalty. Therefore, Company shall compensate Municipality in the amounts set forth below for each calendar day on which construction of the Cable System in does not meet the standards of Section 3.14.

          13.4.1 The dollar amounts are $250 per calendar day for days 1-90; $500 per calendar day for days 91-180; and $1,000 per calendar day thereafter.

          13.4.2 Municipality, upon a proper showing, agrees to waive such liquidated damages in the event that a failure to meet the construction schedule arises out of acts of God, earthquake, lightening, flood, fire, explosion, riots or civil disturbances, or other causes beyond the control of Company.

   13.5  LIQUIDATED DAMAGES -CUSTOMER SERVICE:  Company acknowledges that
         ------------------------------------
noncompliance with the customer service standards referenced in the next sentence will harm subscribers and Municipality and the amounts of actual damages will be difficult or impossible to ascertain. Municipality may therefore assess liquidated damages against Company for noncompliance with those customer service standards set forth in Sections 5.12.4, 5.12.5, 5.12.6, 5.14, 5.15.1, 5.15.2, 5.15.3, 5.15.9, 5.17.1, 5.17.2 and 5.17.4 (each subsection being deemed a separate standard, and all of which Company has agreed to meet no less than 95% of the time under Normal Operating Conditions (measured on a quarterly basis)) as follows. Company acknowledges that the liquidated damages set forth below are a reasonable approximation of actual damages and that this Section
13.5 is intended to provide compensation to Municipality and its subscribers and is not a penalty.

          13.5.1  First noncompliance with a given standard -$750.

          13.5.2 Second noncompliance with a given standard within four consecutive calendar quarters -$1,500.

          13.5.3 Third and subsequent noncompliances with a given standard within six consecutive calendar quarters -$3,000.

   13.6 LIQUIDATED DAMAGES -GENERAL:  In addition to the remedies provided for
        ---------------------------
in Sections 13.1.2, 13.1.3, 15.18 and 15.19, liquidated damages in the amounts set forth below may be awarded Municipality (individually and on behalf of subscribers) from Company. Company acknowledges that the amounts of actual damages for the violations and Uncured Events of Default set forth below will be difficult or impossible to ascertain; that the liquidated damages set forth below are a reasonable approximation of actual damages; that the actual damages are often incurred by Municipality and subscribers and, while cumulatively large, are too small to be worth while for individual subscribers to pursue; and that this Section 13.4 is intended to provide compensation to Municipality and its subscribers and is not a penalty. The amount of the liquidated damages are as follows:

          13.6.1 For violations of Part 11 hereof, liquidated damages not to exceed $5,000 per day.

          13.6.2 For violations of Parts 6 and 7 hereof, liquidated damages not to exceed $2,000 per day.

          13.6.3 For Uncured Events of Default (other than violations of Parts 6, 7, and 11, Section 3.14, and the sections listed in Section 13.5) liquidated damages not to exceed $500 for each day that the Uncured Event of Default continues.

   13.7  LIQUIDATED DAMAGES PROCEDURE:  Liquidated damages may be awarded in
         ----------------------------
accordance with the following procedure.

          13.7.1 Following notice from the Village Manager, which notice, at Village Manager's election, may be combined with the noticed described in
Section 13.7.2, Company shall meet with Village Manager to attempt to resolve the issue of what liquidated damages shall be awarded. If there is no resolution of such issue within 20 days of the mailing of the notice described in the first sentence then the Village Board may assess liquidated damages as described below.

          13.7.2 Company shall be given notice of Municipality's intent to assess liquidated damages at least twenty (20) days in advance of the Village Board meeting at which such damages are assessed.

          13.7.3 Company may appear at the Village Board meeting at which such damages are assessed either in person, by agent, or by letter (or other writing) to submit its views with respect to the proposed assessment or Company may request a hearing which shall be conducted in accordance with Section 15.22 hereof.

          13.7.4 The Village Board may then assess liquidated damages in amounts not exceeding those set forth above.

          13.7.5 Such assessment by Municipality shall be a monetary obligation of Company to Municipality in the amount determined by the Village Board; and shall be paid in full by Company within fifteen (15) business days of the date of assessment by Village Board, unless otherwise stayed by a court of competent jurisdiction.

14 PROVISION OF INFORMATION

   14.1  FILINGS:  Upon reasonable request, Company shall provide Municipality
         -------
or its attorneys
with copies of (a) all documents which Company or its Affiliates send to the FCC or Illinois Commerce Commission (or successor agencies having jurisdiction over Company), (b) all records required by Company to be maintained under (S) 76 of the FCC regulations (47 CFR (S)76) or successor sections, and (c) all pleadings submitted by Company or its Affiliates in any lawsuit regarding the validity of statutes or regulations, whether Federal or Illinois, (d) all pleadings submitted by Company in any lawsuit with program suppliers regarding programming provided in Municipality, and (e) all pleadings to which Company or its Affiliates are a party from judicial proceedings involving disputes with other cities, townships or villages in Illinois.

   14.2  BOOKS AND RECORDS:  The Municipality may review such of Company's books
         -----------------
and records, during normal business hours and on a non-disruptive basis, as are reasonably necessary to monitor compliance with the terms hereof. Such records shall include, but shall not be limited to, records required to be kept by the Company pursuant to the rules and regulations of the FCC, and financial information underlying the written report accompanying the Franchise Agreement fee. Notwithstanding anything to the contrary set forth herein, Company is not required to disclose personally identifiable subscriber information without the subscriber's consent in violation of Section 631 of the Cable Act, 47 U.S.C.
Section 551, regarding the protection of subscriber privacy. To the extent permitted by law, the Municipality agrees to treat on a confidential basis any information disclosed by the Company to it under this Section. In so according confidential treatment, disclosure of Company's records by the Municipality shall be limited to only those of its employees, representatives and agents that have a need to know, and that are in a confidential relationship with the Municipality.

   14.3  REPORTS:  Company shall provide the Village Manager with the FCC annual
         -------
cumulative signal leakage report (currently FCC Form 320, or subsequent report with comparable information), the twice yearly FCC signal quality proof of performance reports and copies of any technical reports which Company files with the FCC. In addition Company shall provide Municipality quarterly reports and data of which in substance and format as may be from time to time specified by Municipality to monitor Company's compliance with Section 6.8.1.

15 GENERAL

   15.1  ENTIRE AGREEMENT:  This Franchise Agreement, including the Exhibits
         ----------------
attached hereto, contain the entire agreement between the parties and all prior negotiations and agreements are merged herein and hereby superseded.

   15.2  RECITALS:  The representations set forth in the recitals at the start
         --------
of this Franchise Agreement are material and are hereby incorporated into and made a part of this Franchise Agreement as though they were fully set forth in this Part 15.

   15.3  TAXES:  Nothing contained herein shall be construed to except Company
         -----
from any tax, liability or assessment which may be authorized by law.

   15.4  STATE-OF-THE-ART:
         ----------------

          15.4.1 Starting in the 84th month after the Effective Date, if Company is the sole provider of Cable Services in Municipality then its Cable System and Cable Services shall be regularly upgraded so as to comply with the state- of-the-art in terms of both the physical system and Cable Services being offered to the extent economically feasible.

          15.4.2 If there is more than one entity providing Cable Services in Municipality then Company's Cable System and Cable Services shall comply with the state of the art as of the time construction of the Cable System begins, to the extent economically feasible.

   15.5 COVENANTS/AGREEMENT:  The parties acknowledge that there are existing
        -------------------
(and may be future) legislative, legal and regulatory issues in connection with 65 ILCS 5/11-42-11, Title VI of the Communications Act of 1934, the provision of Cable Services and the validity or enforceability of the terms of "franchises" (as that term is defined in 47 U.S.C. (S) 522(9)) and the sums that are payable by providers of Cable Service. The parties further acknowledge that those issues and the resulting potential for disputes, litigation and delay are likely to have an adverse impact on the development of a healthy, competitive telecommunications infrastructure and service in Municipality. This would be detrimental to Municipality and its residents as well as to the Company. To minimize such disputes, the parties agree as follows:

          15.5.1  ACKNOWLEDGMENT OF VALIDITY:  Company for itself and its
                  --------------------------
Affiliates acknowledges and agrees that as of the Effective Date:

          15.5.1.1 The Franchise Agreements and Municipal Code are in accordance with state and federal law. The provisions of the Franchise Agreement are valid and enforceable.

          15.5.1.2 Neither the Franchise Agreement nor the Municipal Code prohibit or have the effect of prohibiting the ability of Company or its Affiliates to provide any interstate or intrastate telecommunications service within the meaning of 47 U.S.C. (S) 253(a).

               15.5.1.3 The sums payable by Company under the Franchise Agreement comply with state and Federal law.


          15.5.2  NOTICE:  If Company (or an Affiliate) contends that this
                  ------
Franchise Agreement authorizes it (or an Affiliate) to provide any Telecommunications Service or non-Cable Service in Municipality, then Company shall give written notice of same to Municipality pursuant to Section 15.6 at least sixty (60) days before offering any such services in Municipality.

          15.5.3  OVERBUILD STATUTE:  Company acknowledges that there is an
                  -----------------
existing cable television franchise operating in Municipality and Company is aware that Municipality is, or will soon be, negotiating a renewal of that existing franchise. Company also acknowledges that the existing cable television franchisee owns, operates and staffs a studio for Municipality's PEG Users and that it is Municipality's intent to continue to receive PEG support from the existing franchisee in substantially the same form and manner as exists today. Company recognizes that Municipality seeks to receive both PEG access and I-NET services from its cable operator(s) and, where there is more than one cable operator, it is unnecessary for each operator to provide both services. Company agrees that the PEG services and facilities being provided by the existing franchisee are comparable in value to the I-NET services and facilities the Company is obligated to provide pursuant to Section
6.5.1 of this Agreement. Company waives any claim that the provision of I-NET services and facilities as required by Section 6.5.1 of this Agreement, puts Company at a "competitive disadvantage" pursuant to 65 ILCS 5/11-42-11 so long as the existing franchisee is required to continue to provide substantially the same PEG services and facilities, or cash in lieu thereof, as is currently provided.

   15.6  NOTICES:  Except as otherwise specified herein, all notices, consents,
         -------
approvals, requests and other communications (herein collectively "Notices") required or permitted under this Franchise Agreement shall be given in writing and addressed as follows:

   If to Municipality:        Village Clerk
                              Village of Skokie
                              5127 Oakton Street
                              Skokie, IL 60077

   With copies to:            Village Manager
                              Village of Skokie
                              5127 Oakton Street
                              Skokie, IL 60077

                              Corporation Counsel
                              Village of Skokie
                              5127 Oakton Street
                              Skokie, IL 60077

   If to Company:             Mr. Eric Kurtz
                              21st Century Cable
                              350 N. Orleans Street, 6th Floor
                              Chicago, IL 60654

   With copies to:            Mr. Mark Tauber, Attorney
                              Piper & Marbury
                              1200 -19th St. NW
                              Washington, DC 20036

Either party to this Franchise Agreement may change its address or personnel for the receipt of Notices at any time by giving notice thereof to the other as provided in this Section. Any notice given by a party hereunder must be signed by an authorized representative of such party.


          15.6.1  Notices may be transmitted in any of the following four ways:

               15.6.1.1 By personal delivery, in which case they are deemed given when delivered.

          15.6.1.1.2 By delivery to Federal Express or other nationally recognized overnight courier service, in which case they shall be deemed given when delivered to such service.

          15.6.1.1.3 By being deposited in the U.S. Mail, by registered or certified mail, return receipt requested, postage prepaid, in which case notice shall be deemed given when so deposited in the U.S. Mail.

          15.6.1.1.4 By facsimile transmission where the sender's transmittal log shows successful transmission to all the recipients (with any replacement transmission as a recipient shall request) and with a hard copy on the same date mailed to all by first class mail, postage prepaid, in which case notice shall be deemed given on the date of facsimile transmission.

   15.7  CONFERENCES:  The parties hereby agree to meet at reasonable times to
         -----------
discuss any aspect of this Franchise Agreement or the services or facilities of Company. At all meetings Company shall make available personnel qualified for the issues to be discussed and such meetings shall be at Municipality's offices unless otherwise agreed.

   15.8  GOVERNING LAW:  This Franchise Agreement shall be construed pursuant to
         -------------
the laws of the State of Illinois except where superseded by Federal law.

   15.9  NO INDUCEMENT:  Company, by accepting this Franchise Agreement,
         -------------
acknowledges that it has not been induced to accept the Franchise Agreement by any promise, oral or written, by or on behalf of Municipality or by any third person regarding any term or condition of this Franchise Agreement not expressed herein. Company further pledges that no promise or inducement, oral or written, has been made to any Municipal employee or official regarding receipt of a Franchise Agreement .

   15.10  NON-DISCRIMINATION:  Company agrees not to discriminate against any
          ------------------
employee or applicant for employment with respect to his or her hire, tenure, terms, conditions or privileges of employment, or any matter directly or indirectly related to employment, because of his or her race, color, religion, national origin, age, sex, height, weight, marital status or a handicap that is unrelated to that individual's ability to perform the duties of a particular job or position.

   15.11  FRANCHISE AGREEMENT ACCEPTED:  Company further acknowledges by
          ----------------------------
acceptance of this Franchise Agreement that it has carefully read the terms and conditions of the Franchise

Agreement and accepts the obligations imposed by the terms and conditions herein regardless of whether their obligations are contained in the Franchise Agreement or Municipal Code.

   15.12  WAIVER FILINGS:  Concurrent with any filing by Company or its
          --------------
Affiliates for any waivers, exceptions or declaratory rulings or other rulings with the same effect from the Federal Communications or any other Federal or state regulatory agency which may affect Municipality or its residents, Company or its Affiliates shall provide Municipality with copies of such filings.

   15.13  GUARANTEE OF PARENT:  This Franchise Agreement  and its effectiveness
          -------------------
is expressly conditioned upon the execution and delivery to Municipality by each existing and ultimate parent of Company of an unconditional guarantee of the timely performance of all obligations of Company hereunder, said guaranty to be in a form acceptable to Municipality.

   15.14  NO LIABILITY:  Nothing in this Franchise Agreement or in Section 635A
          ------------
of the Communications Act of 1934, as amended, shall be construed as creating or authorizing liability of any kind by Municipality or any official, member, employee, attorney or agent of such entity, under any law, for any action or failure to act relating to Cable Services, Telecommunications Services, a Cable System a Telecommunications System, the Cable Television Business or the granting of a franchise agreement.

   15.15  WAIVER OF COMPLIANCE:  No failure by either party to insist upon the
          --------------------
strict performance of any covenant, agreement, term or condition of this Franchise Agreement, or to exercise any right, term or remedy upon a breach thereof shall constitute a waiver of any such breach or such covenant, agreement, term or condition. No waiver of any breach shall affect or alter this Franchise Agreement, but each and every covenant, agreement, term or condition of this Franchise Agreement shall continue in full force and effect with respect to any other then existing or subsequent breach thereof.

          15.15.1 Municipality may waive any provision of this Franchise Agreement, in whole or in part, at any time. Such waivers include but are not limited to instances of a claim or showing by Company that the costs associated with the provision being waived would increase the rates Company is legally allowed to charge subscribers, such as a claim that such costs are an "external cost" which allow Company to increase its cable rates under the FCC rules.

   15.16  INDEPENDENT CONTRACTOR RELATIONSHIP:  The relationship of Company to
          -----------------------------------
Municipality shall be an independent contractual relationship, and no liability or benefits, such as worker's compensation, pension rights or liabilities, insurance rights or liabilities or other provisions or liabilities, arising out of or related to a contract for hire or employer/employee relationship, shall arise or accrue to either party or to either party's agents or employees as a result of the performance of this Franchise Agreement, unless expressly stated in this Franchise Agreement.

   15.17  DILIGENT PROSECUTION: Company agrees to use its best efforts, at its
          --------------------
expense, to actively and diligently conduct the prosecution of all applications to the FCC or other governmental regulatory bodies necessary to permit construction and operation of its Cable System in accordance with the Franchise Agreement and Municipal Code.

   15.18  SEVERABILITY:  If any part of Sections 15.5, 15.11, 15.19, 15.20,
          ------------
15.20.1, 15.20.2, the amount of the fees and grants in Part 8 or this Section
15.18 shall be held to be invalid or unenforceable for any reason by a final, non-appealable order of a court or administrative agency or an order from which no appeal has been taken within the time allowed, this Franchise Agreement shall become revocable and subject to termination without cause by either Municipality or Company on 60 days written notice. Upon any such termination the provisions, inter alia, Sections 3.40 and 3.41 shall apply. If any other section, paragraph, or provision of this Franchise Agreement shall be held to be invalid or unenforceable for any reason, the invalidity or unenforceability of such section, paragraph, or provision shall not affect any of the remaining provisions of this Franchise Agreement.

   15.19  SPECIFIC RIGHTS RESERVED BY MUNICIPALITY:  In addition to the rights
          ----------------------------------------
reserved to the Municipality in this Franchise Agreement is subject to the right of Municipality:

          15.19.1 To revoke the Franchise Agreement for misuse, non-use, or the failure to comply with the material provisions of the Municipal Code or any other material local, State or Federal laws or regulations subject to the procedures set forth in Parts 12 and 13.

          15.19.2 To require proper and adequate extensions of the Cable System and Cable Services and maintenance thereof at the highest practicable standard of efficiency, and specifically to comply with the construction schedule provided for in Part 3.

          15.19.3 To establish reasonable standards of Cable Service and quality of products, and to prevent unjust discrimination in Cable Service or rates.

          15.19.4 To require continuous and uninterrupted service to the public in accordance with the terms of the Franchise Agreement throughout the entire period thereof.

          15.19.5 To control and regulate the use of its streets, alleys, bridges, streets, Public Ways, and public places and other Municipal property and the space above and beneath them.

          15.19.6 To install and maintain without charge, its own equipment upon the Company's poles and in Company's conduit upon the condition that said equipment does not unreasonably interfere with the operations of the Company and is not used by Municipality to provide services in competition with Company.

          15.19.7 Through its appropriately designated representatives, to inspect all construction or installation work performed subject to the provisions of this Franchise Agreement or Municipal Code and make such inspections and audits as it shall find necessary to insure compliance with the terms of the Franchise Agreement, Municipal Code and other pertinent provisions of law.

          15.19.8 At the expiration of the term for which this Franchise Agreement is granted, and absent a renewal of it, or upon the revocation of the Franchise Agreement, to require the Company to remove at its own expense any and all aerial portions of the Cable System from the streets and Public Ways within Municipality.

   15.20  GENERAL RESERVED RIGHTS:  In addition to all rights provided in this
          -----------------------
Franchise Agreement, Municipality reserves all rights and powers conferred by Federal law, the Illinois Constitution, Illinois statutes and decisions, the Municipal Charter, Municipal Code, and Municipal ordinances which Municipality is allowed to exercise.

          15.20.1 Company recognizes the right of Municipality to make reasonable amendments to the Municipal Code and any applicable ordinances; except that Municipality shall not make amendments materially adversely affecting Company except under a proper exercise of Municipality's police powers, with notice to Company and an opportunity to be heard. It further recognizes and agrees that Municipality shall in no way be bound to renew the Franchise Agreement at the end of any Franchise Agreement term, subject to Federal law as it may from time to time apply.

          15.20.2 Company also recognizes Municipality's right to impose such other regulations of general applicability as shall be determined by Municipality to be conducive to the safety, welfare, and accommodation of the public.

   15.21 MISLEADING STATEMENTS: If Company or any of its Affiliates provides
         ---------------------
information to Municipality in connection with any matters under this Agreement which contains an untrue statement of a material fact or omits a material fact necessary to make the information not misleading, it shall constitute a violation of this Agreement and shall be subject to the remedies provided in
Part 13. Each day that Company or an Affiliate fails to correct an untrue statement of a material fact or the omission of a material fact necessary to make the information not misleading shall constitute a separate violation of this Agreement.


   15.22  CONDUCT OF HEARINGS:  The following procedures shall apply to any
          -------------------
hearing held in connection with action taken by the Village Board in connection with this Agreement, including hearings held pursuant to Sections 13.1.3, 13.4, 13.5, 13.6, 13.7 and 15.20.1:


          15.22.1 Company shall receive 30 days notice of the hearing. The Village Board may conduct the hearing or, in its sole discretion, may by resolution appoint a committee or subcommittee of the Commission or a hearing officer to conduct the hearing and submit a proposal for decision to it, pursuant to procedures established by resolution.

          15.22.2 The hearing shall be conducted in such a manner as to afford Company appropriate due process. The Village Board may by resolution establish other procedural matters in connection with the hearing.

   15.23  EXECUTION/COPIES:  This Franchise Agreement is executed in duplicate,
          ----------------
each of which shall constitute an original instrument. Company shall have 30 days from the Effective Date to execute this Agreement. Company shall provide Municipality with three (3) 8 1/2" by 11" unbound copies of this Franchise Agreement.

   15.24  AUTHORITY:  Company represents, and agrees to warrant and defend, that
          ---------
it has the corporate authority to enter into this Franchise Agreement and that the persons signing on its behalf have received all necessary authorizations and approvals to execute this Franchise Agreement on behalf of Company.
Municipality represents that this Franchise Agreement was approved by its legislative body on March 16, 1998 and that the persons executing this Franchise Agreement have been duly authorized to execute it on behalf of Municipality.

   15.25  EFFECTIVE DATE:  This Franchise Agreement shall be effective on March
          --------------
16, 1998.
ATTESTED                            VILLAGE OF SKOKIE,
                                    a municipal corporation.

By:    /s/ Marlene Williams         BY:   /s/ Jacqueline Gorell
    -----------------------             ----------------------------
    VILLAGE CLERK                       Jacqueline Gorell, Mayor

                                    21ST CENTURY CABLE TV
                                    OF ILLINOIS, INC.
ATTEST:
                                    By: /s/ Glenn Milligan
                                       -------------------
BY:   /s/ Charles Kaegi             Its:  Chairman & CEO
    ----------------------              -----------------
    Secretary

                                   EXHIBIT A
                         CABLE GROSS REVENUES AGREEMENT


     Municipality and Company agree on the following applications and interpretations of Cable Gross Revenues:

     Company leases a fiber line from another provider so as to provide Cable Service to an office building. Such lease might be either temporary (until Company can build its own lines) or a permanent arrangement. The lessor of the line is paying fees to Municipality for such line (such as a 1% subscriber revenues fee). The fact that such other provider may be paying fees with respect to such line does not affect or reduce Company's obligation to pay Franchise Agreement fees on Cable Gross Revenues from services it provides over such line.

     Company provides design services at a fee for people, such as web site design. Such fees are outside the scope of Cable Gross Revenues.

     Company bundles bills from other service providers (electric, telephone, gas, other) in its cable bills. Neither the amounts of such bills no the revenues Company receives from other providers for bill bundling are Cable Gross Revenues.

     Company provides high-speed data service, Internet access, game channels, cable modem service, interactive services or the like to a cable customer who does not obtain telecommunications service from Company or an Affiliate. All revenues from such customer are Cable Gross Revenues.

     An Affiliate of Company or an unaffiliated entity provides Telecommunications Service, high speed data service, Internet access or data access over the Cable System (and is paying applicable sums to Municipality pursuant to the Telecommunications Municipal Infrastructure Maintenance Fee Act, Public Act 90-154, the Public Safety Message Tax Act and municipal ordinances implementing same). Fees received by the Affiliate or unaffiliated entity for these services are not Cable Gross Revenues. Any payments paid Company by the Affiliate or unaffiliated entity for use of the Cable System are Cable Gross Revenues.

                                   EXHIBIT B
                      INSTITUTIONAL NETWORK SPECIFICATION

The Village of Skokie requires an Institutional Network (I-Net) linking facilities throughout the Village. The Skokie I-Net requires levels of reliability and capacities which match or exceed those Company provides to itself or its customers. In order to build a network which provides sufficient reliability and capacity to serve all the needs of the Village as well as provide current and future user applications, the Company will provide an I-Net consisting of fiber optic cable infrastructure.

Fiber Optic Cable Infrastructure

Backbone Layout

The fiber optic cable backbone of the I-Net will consist of six (6) single-mode fibers interconnecting each designated I-Net site to the local hub, that will be located in the Village of Skokie. The fibers may route directly or travel along the routes of the Cable System.

I-Net Sites

The I-Net site list is included in Exhibit D. The Village may adjust the location of sites before Cable System design has been finalized, based on its needs. The Village may move, add, or change sites as it deems necessary, however, it will reimburse the Company for actual costs and expenses for the move, add, or change.

Construction and Acceptance

Company shall comply with standard industry practices. A manual of construction and acceptance practices and procedures will be developed by the cable operator and provided to the Village. The manual shall include procedures for building aerial and underground plant, construction procedures, acceptance criteria, and design and equipment specifications.

Fiber Optic Specifications

Fiber optics shall be the same type of single-mode, high-quality, telecommunications grade fiber as used in the subscriber network. Company shall demonstrate that all I-Net fibers are terminated at both ends and that it passes a set of acceptance tests in accordance with the procedures outlined in this exhibit. The specific tolences shall be provided to the municipality prior to the installation of the system.

Maintenance

The I-Net backbone infrastructure shall be maintained by Company in a manner that is at least equal to that level it provides to itself of its customers and will give repair to both networks equal priority. Maintenance encompasses any action required to restore physical fiber optic connectivity. In general, what is meant by maintenance is repair or replacement of fiber optic cable which has been damaged by utility staff, motorists, uncontrollable forces, and vandalism.

Network Interface Equipment

Once fiber is built to the I-Net site, equipment is required to allow a user to tie into the fiber optic network. Tie-in requirements for the optical cable network are similar to the copper wire network, in that the connection is by means of connectors on the interface panel normally located in a wiring closet within a building. At each I-Net site, fiber optics will be terminated at a location designed by the Village.

                                   EXHIBIT C
                            CABLE SYSTEM DESCRIPTION

     The Cable System shall meet the requirements set forth below.

     System Functional Requirements: The Cable System shall pass frequencies of at least 750 megahertz (MHz) cable bandwidth and be capable of providing (a) the continuous, downstream, one-way transport without compression of at least 80 analog multicast video channels in 6 MHz NTSC Amplitude Modulation/Vestigial Side Band format ("NTSC") to all points and subscribers on the Cable System in Municipality, and (b) the continuous, upstream, one-way transport without compression of seven (7) 6 MHz NTSC channels. The Cable System shall be designed, spaced, and constructed for system operation to 750 MHz meeting all FCC standards at full channel loading.

     At a minimum the Cable System shall use a hybrid fiber optic/coaxial trunk and coaxial feeder/distribution network architecture as is set forth below. The fiber optic/coaxial transfer point ("nodes") shall be placed so that the maximum amplifier cascade shall meet FCC performance criteria at a frequency of at least 750 MHz.

     The Cable System shall be fully addressable from its inception to support applications such as pay-per-view and other selection oriented services. The portion of the upstream spectrum in the Cable System shall be used to carry signals from the subscriber terminal to a video hub or network operations center which can analyze such signaling information and send appropriate signaling information to the serving node area for subsequent routing to the designated subscriber.

     The Cable System shall be capable, without modification, of providing the continuous, one-way downstream transport of digital multicast service.

     For both analog and digital multicast service the video signal delivered to the subscriber shall meet or exceed the FCC standards for signal quality set forth at 47 CFR (S)76.601 and following as such standards are in effect on September 1, 1997.

     Cable System Architecture: Company shall obtain most of its signals by fiber from its Chicago-area headend. The only signals to be obtained (and then inserted) locally are local signals, such as PEG channels and local over the air television stations.

     Subscribers shall be grouped into nodes that are arranged geographically. Node sizing shall average no more than 500 homes passed. From each node, coaxial cable shall be used to deliver all information streams to and from subscribers; optical cable shall be used to carry upstream and downstream communication from Company's network operation center/headend to the node.

     All coaxial cable portions of the Cable System, and coaxial cable Drops and coaxial cable installed by Company on subscriber premises (to the outlets typically located on a subscriber's wall), shall allow the passage of 1 GHz of spectrum while meeting the FCC standards for signal quality described above so as to allow for channel expansion without replacement of such coaxial cable.

                                   EXHIBIT D
                           MUNICIPAL/SCHOOL LOCATIONS


Site                                    Address
----                                    -------
Village Hall                            5127 Oakton Street
Police Department                       Laramie and Main
Public Works/Fire Station 18            9050 Gross Point Road
Fire Station No. 16 (headquarters)      7424 Niles Center Road
Fire Station No. 17                     8340 Hamlin Avenue
Skokie Public Library                   5217 Oakton Street
Performing Arts Center                  9501 Skokie Boulevard
Old Orchard Shopping Center             Skokie Boulevard
Devonshire Cultural Center              4400 Greenwood Street
Weber Leisure Center                    9300 Weber Park Place
Fairview South School                   7040 Laramie
Niles Township High School West         Oakton and Edens
Oakton Community College                Lincoln and Niles
McCracken Middle School                 800 East Prairie
Middleton School (E)                    8300 St. Louis
Timber Ridge School                     Grove Street
Walker School (E)                       3601 Church
Highland School (E)                     9700 Crawford
Old Orchard School (JH)                 9300 Kenton Avenue
Devonshire School (E)                   9040 Kostner Avenue
Niles Township High School North        Lawler Avenue and Old Orchard
Jane Stenson School (E)                 9201 Lockwood
Madison School                          5100 Madison Street
Lincoln Junior High School              7839 Lincoln Avenue
St. Peter's Catholic School             8140 Niles Center Road
St. Joan of Arc Catholic School         9245 Lawndale
St. Lambert Catholic School             8141 Kedvale Street
St. Paul's Lutheran School              5201 Galitz Avenue
Arie Crown Hebrew Day School            4600 Main Street
Cheder Lubavitch Hebrew Day School      5201 Howard Street
Hillel Torah North Suburban Day School  7120 Laramie Avenue
Solomon Schechter Day School            9301 Gross Point Road
Temple Beth Israel School               3601 Dempster
Circuit Court of Cook County            5600 Old Orchard Road
Skokie Swift Station                    Terminal Avenue at Dempster Street

                   VILLAGE OF SKOKIE SATELLITE RECEIVER SITES

The following sites, other than municipal locations are to be mutually agreed upon prior to the installation of the system.

Site                          Address
----                          -------
Skokie Police Station         8350 N Laramie (Main Transmitter and Comparator)
Armand King Housing           9238 Gross Point Road
Walker School                 3601 West Church Street
Bell & Howell Building        5215 West Old Orchard Road
Fire Station No. 16           7424 North Niles Center Road
Fire Station No. 17           8340 North Hamlin
Lincolnwood Police Station    6900 North Lincoln Avenue in Lincolnwood (output
                              from Sub-Comparator)

                                   EXHIBIT E
                      EMERGENCY ALERT SYSTEM SPECIFICATION

To be incorporated prior to execution.

                                   EXHIBIT F
                     SIGNAL AND REMOTE SIGNAL INPUT POINTS

Site                                            Address
Village Hall                                    5127 Oakton Street
Police Department                               Laramie and Main
Public Works/Fire Station 18                    9050 Gross Point Blvd
Fire Station 16 Headquarters                    7424 Niles Center Road
Skokie Public Library                           5215 Oakton Street
Performing Arts Center                          9501 Skokie Boulevard
Niles Township High School West                 Oakton and I-94 (Edens)
Niles Township High School North                Lawler Avenue and Old Orchard
Oakton Community College                        Lincoln and Niles Center Road
TCI Public Access Studio                        9651 Gross Point

                           REMOTE SIGNAL INPUT POINTS

Site                                            Address
Village Hall (Cable Office and Board Room)      5127 Oakton Street
Police Department                               Laramie and Main
Public Works/Fire Station 18                    9050 Gross Point Blvd
Fire Station 16 Headquarters                    7424 Niles Center Road
Fire Station 17                                 8340 Hamlin Avenue
Skokie Public Library                           5215 Oakton Street
Performing Arts Center                          9501 Skokie Boulevard
Niles Township High School West                 Oakton and I-94 (Edens)
Niles Township High School North                Lawler Avenue and Old Orchard
Oakton Community College                        Lincoln and Niles Center Road
TCI Public Access Studio                        9651 Gross Point Road
EOC Backup Location

                                   EXHIBIT G
                             EVIDENCE OF INSURANCE

Certificate of Insurance attached.

To be submitted prior to execution.

                                   EXHIBIT H
                     FORM OF FRANCHISE AGREEMENT FEE REPORT

The report shall include the following, for the quarter in question, with explanations where applicable.

Revenue Acct. #(2)           Acct. Description                Total to Date (1)
4300                         Basic Service                    $100
4310                         Expanded Service                 $ 90
4320                         Installation                     $ 50
4400                         Ad Sales -Local                  $ 15
4450                         Home Shopping Network            $ 20
4500                         Trade-Out Revenue                $ 10
4600                         Satellite Dish Rental            $ 10
4700                         Leased Access Channel            $  5
4750                         Gable Guides                     $  5
4800                         Other Non-Subscriber Revenue     $ 20
4850                         Etc.                             $  0
4900                         Etc.                             $  0
                             Total Accrual Basis Revenue      $325

ADJUSTMENTS TO RECONCILE ACCRUAL TO CASH BASIS REVENUE
(INC.) DEC. in Net Subscriber Receivables (3)            75
(INC.) DEC. in Net Other Receivables                    (25)
(INC.) DEC. in Net Deferred Revenue                      25
Other Adjustments to Cash Basis Revenue                   0
Total Cash Basis Revenue                                400
Franchise Agreement Fee Percentage                        5%
Franchise Agreement Fee Due                              20
Amount Previously Remitted                              (15)    (4)
Balance Due                                               5

Quarterly.  Assumes accrual basis accounting system.
Should include all revenue accounts with balances in cable operator's general ledger accounting system. Includes adjustment for bad debts allowance. Please detail as follows:

Check#                Date                Amount
1125                  May 1               $    5
1153                  August 1            $    7
1279                  Nov. 1              $    3
                      TOTAL               $   15
Total Subscribers:    At start of period   1,000
                      At end of period     1,100